As filed with the Securities and Exchange Commission on February 25, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: December 31

Date of reporting period: July 1, 2009 – December 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

Auxier Focus Fund

Semi-Annual Report

December 31, 2009

(Unaudited)

Fund Adviser:
Auxier Asset Management LLC
5285 Meadows Road
Suite 333
Lake Oswego, Oregon 97035

Toll Free: (877) 3AUXIER or (877) 328-9437

AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2009

AUXIER FOCUS FUND
PERFORMANCE UPDATE
DECEMBER 31, 2009

AUXFX  RETURNS VS. S&P 500 INDEX

	Auxier Focus Fund	S&P 500 Index	Difference*
09/30/09 – 12/31/09	4.53%	6.04%	-1.51
12/31/08 – 12/31/09	24.76%	26.46%	-1.70
12/31/07 – 12/31/08	-24.52%	-37.00%	12.48
12/31/06 – 12/31/07	5.71%	5.49%	0.22
12/31/05 – 12/31/06	11.75%	15.79%	-4.04
12/31/04 – 12/31/05	4.58%	4.91%	-0.33
12/31/03 – 12/31/04	10.73%	10.87%	-0.14
12/31/02 – 12/31/03	26.75%	28.69%	-1.94
12/31/01 – 12/31/02	-6.79%	-22.10%	15.31
12/31/00 – 12/31/01	12.67%	-11.88%	24.55
12/31/99 – 12/31/00	4.05%	-9.10%	13.15
Since Inception 7/9/99	83.67%	-4.27%	87.94
*in percentage points

Average Annual Returns for the period ended 12/31/09	1 Year	3 Year	5 Year	10 Year	Since Inception
Auxier Focus Fund (Investor Shares)	24.76%	(0.15)%	3.08%	5.96%	5.97% (7/9/99)
S&P 500 Index	26.46%	(5.63)%	0.42%	(0.95)	(0.42)%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.25%. The Fund’s adviser has contractually agreed to maintain annual operating expenses at 1.25%, which is in effect until October 31, 2010.  The Fund charges a 2.00% redemption fee on shares redeemed within six months of purchase.  For the most recent month-end performance, please call (877)328-9437 or visit the Fund’s website at www.auxierasset.com.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.  Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses.  This and other information is in the prospectus, a copy of which may be obtained by calling (877) 328-9437 or visiting the Fund’s website.  Please read the prospectus carefully before you invest.

Fund returns (i) assume the reinvestment of all dividends and capital gain distributions and (ii) would have been lower during the period if certain fees and expenses had not been waived.  Performance shown is for the Fund’s Investor Class shares; returns for other share classes will vary.   Performance for Investor Class shares for periods prior to December 10, 2004, reflects performance of the applicable share class of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”).  Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.  The performance of the Fund’s Investor Class shares for the period prior to December 10, 2004, reflects the expenses of the Predecessor Fund.

The Fund may invest in value and/or growth stocks.  Investments in value stocks are subject to risk that their intrinsic value may never be realized and investments in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty.   In addition, the Fund may invest in smaller companies which generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Moreover, if the Fund's portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.   Foreside Fund Services, LLC, distributor.

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AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2009

Market Commentary

Auxier Focus Fund (Fund) ended the fourth quarter 2009 with a return of 4.53%, versus 6.04 % for the Standard and Poor’s 500 Index (S&P).  For the full year the Fund returned 24.76%, versus 26.46% for the S&P. The Fund’s stock market exposure for the year averaged between 70-75%, with the balance in corporate bonds and cash. The equity component of the Fund was up over 28%.  Long term, the Fund outperformed the S&P by 87 percentage points since our 1999 launch.  The Fund’s Morningstar ratings and rankings are as follows:

Morningstar awards us its Morningstar Overall Rating of five stars in the Large Value Category as of 12/31/09.  The Fund received 5 stars in the 3, 5 and 10 year periods and was rated among 1104, 912 and 459 funds, respectively. The Overall Rating is derived from a weighted average of the risk adjusted performance figure associated with its 3, 5 and 10 year Morningstar Rating metrics.

The Fund outperformed 98% of its peers for the 3-year period in the Morningstar Large Value Category.  As of 12/31/09, the Fund’s 10, 5, 3 and 1 year Morningstar rankings are, respectively, 15 out of 459 funds; 46 out of 912 funds; 19 out of 1104 funds; and, 509 out of 1272 funds. Morningstar rankings are based on a fund’s total return performance. Past performance is not an indicator of future results. The Fund may have experienced negative performance during one or all of the time periods listed.

Our goal is to materially outperform in down markets and match up markets.  We are mindful that a 50% decline requires a 100% recovery to break even.  A 90% decline requires a 1000% recovery. We strive to adhere to a disciplined, systematic, low-risk approach based on highly favorable odds.  We also believe investors need to be well-compensated for the risk taken.

In 2009, massive U.S. government stimulus (four times greater than in all post-war recessions combined) led to rapid narrowing of credit spreads. As we commented in the last letter, the liquidity crisis presented us with unprecedented bargains in corporate debt—especially in the higher risk names.  That play is largely over, as spreads on the highest risk bonds narrowed from a high of 21% to under 7% recently.  That’s the benefit of being a business analyst and studying the entire capital structure of enterprises.  Our years of dedicated research and cumulative balance sheet knowledge provide huge advantages in times of distress because we are prepared for bargains as they unfold. It is necessary to stick with a game plan to enjoy the fruits of compounding.  We have found that investors need a proven, understandable approach to stay the course during challenging markets.  To win, you must first finish.

Profiting on Fears of Nationalizations

Recall how in early 2009 stock markets were hitting lows in the face of shrinking liquidity and rising fears of bank nationalizations.  Free markets detest government takeovers of private industry. The threat of nationalized healthcare further added to the gloom. Back in 1994, when Hillary Clinton proposed government-run healthcare, we loaded up on the industry’s stocks as they got pummeled in anticipation of the worst-case scenario. Those bargains provided us with material outperformance for the following three years.  Similarly, this past year we were able to buy both the stocks and bonds of health insurers below the cost of liquidation.  We like to invest when prices are discounting “horrible.”  The move to just a “bad” outlook can be extremely rewarding.  Buying when the outlook is “good” and hoping for “great” is usually too expensive.  Ironically, prices resulting from hopelessness can be safer than those from euphoria, which can be deadly.  The Nasdaq Composite Index over the past ten years is down 45% starting from the point of extreme elation. Optimistic price levels also contributed to the worst ten-year returns for the Standard and Poor’s 500 in over 200 years.  Price and value do matter more than people think.

Time-Honored Observations and Lessons

  It is good to look back over the past 18 months and revisit some investing basics:

•	One decision investing—buy and forget—can be costly. Investing is never easy. Autopilot does not work.

2

AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2009

•	This time is not different; we have seen it before. Human nature does not change. There are no new eras. All bubbles end the same way: in disaster.

•	Over the long run, businesses that are nurtured return the favor. One dollar invested in stocks in 1871 is now worth over $10,000, thanks to reinvestment of dividends (adjusted for inflation).

•	Borrowing short term to fund long term asset purchases can be fatal in a credit crunch.

•	Every class of investment needs to be aggressively monitored as to fundamentals and price. This is even more important in a competitive global economy.

•	Compounding is the priority. Imploding bubbles act to torpedo the portfolio. Popularity must be pruned.

•	Larger funds are not safer, because they are less nimble in down markets. In fact, index funds give the greatest weighting to the most popular (and typically overpriced) companies.

•	There are no easy shortcuts or formulas. Day-to-day homework is critical as is the ability to think and reason independently. A skeptical contrarian nature is needed.

•	Understanding history and psychology is critical in navigating emotional auction markets.

•
A free market system works; socialism does not. Contrasting Brazil with Venezuela, one sees the benefits of a free market vs. a socialistic leadership.  Venezuela, which has nationalized industries such as oil, steel and cement, is looking at 45% inflation for 2010.

Perception vs. Reality on Debt Defaults

Investors generally view government and municipal bonds as low risk.  Many, until recently, also thought houses only went up in value.  The reality? Solvency of government entities is threatened by growth in government unions and excessive borrowings in the face of lower income, property and sales taxes.  Indeed, sovereign debt default is extremely common in world history; only a handful of countries have consistently honored their obligations. Greece is currently making such headlines, which are hardly new.  From 1800 until well after World War II, Greece found itself in continual default (This Time is Different: Eight Centuries of Financial Folly). Given the current free-spending leadership in Congress and the White House (only 7% of Obama’s cabinet has worked in the private sector), the United States could easily find itself facing credit downgrades if not careful.  The result would be much higher financing costs.

Uncle Sam’s Exposure to Housing

The U.S. government has shifted the sub-prime mortgage problem from the banking sector to the Federal Housing Authority (FHA), where 3.5% down payments are still allowed. No skin in the game is a recipe for disaster. Over 85% of home loans originated over the past seven months have been FHA loans. The agency is allowed to have an absurdly low capital level—less than 2% of assets—that pales only in comparison with the 80-to-1 leverage ratios at Fannie Mae and Freddie Mac.  Such leverage has distorted the housing market while materially inflating Federal debt loads and bad assets. Fannie Mae’s balance sheet is exploding because it now must add back off-balance sheet loans. There’s still a shadow inventory of 1.7 million homes in some stage of foreclosure—45% more than the official 3.75 million burden with which banks are wrestling (American Banker).  Government involvement has gummed up the clearing mechanism needed to start the recovery process.

Looking back over the past century, adjusted for inflation, it becomes apparent how the easy financing craze contributed to house appreciation.  Between 1996 and 2006, the cumulative real price increase in housing was 92%—more than three times the 27% comparable real return from 1890 to 1996 (This Time is Different: Eight Centuries of Financial Folly).

3

AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2009

Aggressive Credit Growth in China

China’s economic revolution is well known and popular. But their $586 billion stimulus program may be the shaky foundation for another crisis down the road. Financial panics and collapses are usually preceded by acceleration in borrowed money.  Debt fueled booms can provide false short-term confirmation of a government’s policies.  In 2009, the Chinese government mandated over $1.4 trillion in bank lending, up 30%, and is looking at a further increase of 18% in 2010 (Wall Street Journal ).  One has to question the quality of loans at that frenetic pace.  Can there be that many attractively priced opportunities to absorb such volume?  This aggressive lending has driven up Chinese real estate as home prices are trading between 10-20 times the average annual household income. Another troubling development: Chinese banks have also discovered the wonders of “off balance sheet financing” to lever up further.

Perils of Overproduction

According to Trim Tabs1 , $256 billion flowed into commodities in 2009.  Commodities have historically traded close to the cost of production. Today’s market is very confusing and risky.  Oil, priced at $75-$80 a barrel, trades at double the cost of production. Yet wheat recently dropped in price to 200-year lows adjusted for inflation (Progressive Farmer). With technological advances, the risk in these areas is massive overproduction. Strong pricing is so rare that when times are good, forces of supply build much faster than in the past.  Again, extremely easy money is distorting reality and can ultimately lead to sloppy capital allocation. Another example: just as interest rates dropped to the lowest levels in 40 years (highest bond prices), $421 billion flowed into bonds while $35 billion was withdrawn from domestic stocks.

Favorite Out of Favor Areas

Despite the recent rally, there are industries that are still unloved and represent potential rewarding investments.

•
Many topnotch online education stocks are trading at their lowest valuations in a decade. Fears of government regulation and financing issues have hampered the group. Yet there is an increasing need for specialized education and retraining. Industries are constantly restructuring in today’s competitive, knowledge-based global economy. The fundamentals for online education continue to be strong.

•	The S&P Health Care Index is trading at a 19% discount to the market, again, in fear of a government takeover. Over time, the sector has traded at a premium. We think it will again.

•
Many grocery chains have underperformed this past year.  Wal-Mart Stores, Inc.  is one of the worst performing stocks off the March 2009 lows. Deflation in food and gasoline negatively impacted the sector. Yet strong international franchises sell necessities into the growing global middle class.  So there is unrecognized value in powerful distribution models that can reach the masses.

•
About $1.5 trillion of commercial real estate loans come due over the next 24 months at appraised values far lower than the original purchase price (American Banker). The uncertainty could lead, over the next year, to some compelling price points among downtrodden regional and community banks.

•
Refiners have been pummeled by sluggish demand for gasoline and diesel plus increased global capacity. The near-term outlook is bleak, with prices below the marginal cost of production.  The stocks sell at steep discounts to book value.  Industry leader Valero Energy, Inc. has declined from a high of $78 to a recent low near $15.  Forces are at work to reduce excess capacity, at the same time the economy is starting to show increased strength.

1 Trim Tabs is an independent institutional research firm focused on equity market liquidity.

4

AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2009

•
Bonds of natural gas producers have been cheap because new shale discoveries are promising but expensive. Yet these bonds have potential for upgrades as equity investors and major oil companies are attracted to the industry.

Instead of trying to predict markets, we strive to identify businesses with the managerial ethics and drive to endure seemingly insurmountable economic conditions. We like managements that nurture business instead of rob it. From an investment standpoint, it is hard to beat a well-run business, purchased at a compelling bargain price, with the potential of exceptional long-term results.  Even though markets have rallied, U.S. stocks had declined 57% off their 2007 highs.  So a 50% increase off that base still means the market is down 35%.  This is a good backdrop to deploy capital astutely, always vigilant to avoid euphoric bubble conditions.

Your trust and support is appreciated.

Jeff Auxier

As of December 31, 2009, the Fund held those securities mentioned in the letter as follows:  Wal-Mart Stores, Inc. (2.6%); Valero Energy Corp. (0.4%).

There can be no guarantee of success with any technique, strategy, or investment.  All investing involves risk, including the loss of principal.  The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on 500 widely held common stocks. The Nasdaq Composite Index is a market-value weighted index of all common stocks listed on Nasdaq.  One cannot invest directly in an index.

The views in this shareholder letter were those of the Fund Manager as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter.  These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

For the period ended December 31, 2009, the Fund’s Overall Morningstar Rating was 5 stars. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Past performance is no guarantee of future results.

©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this.

5

AUXIER FOCUS FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2009

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value since Auxier Focus Fund's ( the ‘‘Fund’’) inception of a hypothetical $10,000 investment, including reinvested dividends and distributions compared with a broad-based securities market index.  The S&P 500 (‘‘S&P’’) is a market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed while the S&P is unmanaged and is not available for investment. The total return of the Fund's classes includes the maximum sales charge of 5.75% (A Shares only) and operating expenses that reduce returns, while the total return of the S&P does not include the effect of sales charges and expenses.  A Shares are subject to a 1.00% contingent deferred sales charge on shares purchased without an initial sales charge and redeemed less than one year after purchase.  The performance of each class will differ due to different sales charges and expense structures. During the performance period shown, certain Fund fees were waived or expenses reimbursed; otherwise, total return would have been lower, for all share classes.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the website of the Fund's investment adviser at www.auxierasset.com. Returns greater than one year are annualized. Both Fund share classes charge a 2.00% redemption fee on shares redeemed within 180 days of purchase.  As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Investor Shares and A Shares are 1.25% and 1.60% respectively.  However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.25% for both classes of shares which is in effect until October 31, 2010. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance for Investor Shares for periods prior to December 10, 2004, reflects performance and expenses of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”).  Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.

Average Annual Total Return as of 12/31/09	1 Year	5 Years	Since Inception (1)

Investor Shares	24.76%	3.08%	5.97%
S&P 500 Index (since 07/09/99)	26.46%	0.42%	(0.42)%
A Shares (with sales charge) (2)(3)	24.65%	3.07%	5.97%

(1) Investor and A Shares commenced operations on July 9, 1999, and July 8, 2005, respectively.
(2) Due to shareholder redemptions on August 21, 2005, net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented for the period August 21, 2005, to September 22, 2005 reflects perfomance of Investor Shares of the Fund.

(3) For A Shares, performance for the 5-year period and the since inception periods are blended average annual returns which include the returns of the Investor Shares prior to the commencement of operations of the A Shares.

6

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

Shares	Security Description	Value

Common Stock - 74.6%
Communications - 0.0%
4,000	News Corp., Class A	$54,760

Consumer Discretionary - 17.9%
3,700	Alberto-Culver Co.	108,373
1,613	Apollo Group, Inc., Class A (a)	97,716
23,900	Bridgepoint Education, Inc. (a)	358,978
13,300	Career Education Corp. (a)	310,023
57,100	Comcast Corp., Class A	962,706
4,000	Costco Wholesale Corp.	236,680
31,050	CVS Caremark Corp.	1,000,121
2,297	Discovery Communications, Inc., Class A (a)	70,449
2,297	Discovery Communications, Inc., Class C (a)	60,916
14,800	D.R. Horton, Inc.	160,876
100	Ecolab, Inc.	4,459
13,000	FirstService Corp. (a)	248,560
37,987	Gruma S.A.B. de C.V., ADR (a)	264,769
18,250	Home Depot, Inc.	527,972
7,100	H&R Block, Inc.	160,602
40,870	Interpublic Group of Cos., Inc. (a)	301,621
7,000	ITT Educational Services, Inc. (a)	671,720
20,197	Lincoln Educational Services Corp. (a)	437,669
28,000	Lowe's Cos., Inc.	654,920
12,800	McDonald's Corp.	799,232
20,000	NIKE, Inc., Class B	1,321,400
15,250	Sally Beauty Holdings, Inc. (a)	116,662
67,885	Tesco PLC, ADR	1,396,394
27,895	The Andersons, Inc.	720,249
3,890	Time Warner Cable, Inc. (a)	161,007
15,500	Time Warner, Inc.	451,670
44,700	Unilever NV, ADR	1,445,151
30,508	Universal Technical Institute, Inc. (a)	616,262
18,234	Value Line, Inc.	457,856
49,550	Wal-Mart Stores, Inc.	2,648,447
33,377	Weight Watchers International, Inc.	973,273
8,600	Yum! Brands, Inc.	300,742
		18,047,475
Consumer Staples - 18.9%
363,300	Alliance One International, Inc. (a)	1,772,904
35,150	Altria Group, Inc.	689,995
15,100	British American Tobacco PLC, ADR	976,366
25,532	Columbia Sportswear Co.	996,769
16,800	Diageo PLC, ADR	1,166,088
91,050	Dr. Pepper Snapple Group, Inc.	2,576,715
5,000	Helen of Troy, Ltd. (a)	122,300
29,862	Kraft Foods, Inc.	811,649
12,700	Manpower, Inc.	693,166
8,760	National Beverage Corp. (a)	121,414
5,000	Nestle SA, ADR	241,750
44,372	Paychex, Inc.	1,359,558
58,900	Philip Morris International, Inc.	2,838,391
1,721	Ralcorp Holdings, Inc. (a)	102,761
11,450	Safeway, Inc.	243,770
37,250	The Coca-Cola Co.	2,123,250
73,600	The Kroger Co.	1,511,008
39,580	The Western Union Co.	746,083
		19,093,937

See Notes to Financial Statements                   7

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

Shares	Security Description	Value

Energy - 3.7%

16,750	Chevron Corp.	$1,289,583
15,600	ConocoPhillips	796,692
4,250	Exxon Mobil Corp.	289,808
1,200	Gazprom Neft JSC, ADR	32,820
800	Lukoil OAO, ADR	45,120
2,500	PetroChina Co., Ltd., ADR	297,400
7,800	Petroleo Brasileiro SA, ADR	371,904
2,750	Surgutneftegaz, ADR	24,447
24,100	Valero Energy Corp.	403,675
8,800	Willbros Group, Inc. (a)	148,456
		3,699,905
Financials - 7.7%
3,200	American Express Co.	129,664
1,280	Ameriprise Financial, Inc.	49,690
33,233	Bank of America Corp.	500,489
320	Berkshire Hathaway, Inc., Class B (a)	1,051,520
40,393	Citigroup, Inc.	133,701
77,850	Marsh & McLennan Cos., Inc.	1,718,928
28,100	The Bank of New York Mellon Corp.	785,957
7,668	The Student Loan Corp.	357,099
38,418	The Travelers Cos., Inc.	1,915,521
10,324	Unum Group	201,524
24,950	Waddell & Reed Financial, Inc., Class A	761,973
7,646	Washington Federal, Inc.	147,874
		7,753,940
Health Care - 11.0%
41,050	Alkermes, Inc. (a)	386,281
5,750	Amgen, Inc. (a)	325,278
88,897	BioScrip, Inc. (a)	743,179
13,449	Coventry Health Care, Inc. (a)	326,676
2,910	Express Scripts, Inc. (a)	251,570
22,950	GlaxoSmithKline PLC, ADR	969,637
12,150	Johnson & Johnson	782,581
7,070	LifePoint Hospitals, Inc. (a)	229,846
17,150	Merck & Co., Inc.	626,661
78,282	Pfizer, Inc.	1,423,950
6,842	Quest Diagnostics, Inc.	413,120
36,200	UnitedHealth Group, Inc.	1,103,376
29,221	WellPoint, Inc. (a)	1,703,292
30,600	Zimmer Holdings, Inc. (a)	1,808,766
		11,094,213
Industrials - 3.8%
21,550	AGCO Corp. (a)	696,927
11,127	Blount International, Inc. (a)	112,383
7,655	Burlington Nothern Santa Fe Corp.	754,936
100	CF Industries Holdings, Inc.	9,078
28,000	General Electric Co.	423,640
9,450	Granite Construction, Inc.	318,087
4,850	Illinois Tool Works, Inc.	232,751
4,300	Portland General Electric Co.	87,763
1,000	POSCO, ADR	131,100
100	Potash Corp. of Saskatchewan, Inc.	10,850
100	Terra Nitrogen Co. LP	10,408
3,500	Textainer Group Holdings, Ltd.	59,150
3,550	The Boeing Co.	192,162
100	The Mosaic Co.	5,973
14,450	United Parcel Service, Inc., Class B	828,996
		3,874,204

See Notes to Financial Statements                   8

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

Shares	Security Description	Value
Information Technology - 2.7%
28,750	Automatic Data Processing, Inc.	$1,231,075
37,350	Dell, Inc. (a)	536,346
30,150	Microsoft Corp.	919,273
5,000	MoneyGram International, Inc. (a)	14,350
		2,701,044
Materials - 3.8%
21,200	Alcoa, Inc.	341,744
28,700	E.I. du Pont de Nemours & Co.	966,329
550	Plum Creek Timber Co., Inc., REIT	20,768
7,100	Precision Castparts Corp.	783,485
47,350	The Dow Chemical Co.	1,308,281
14,000	Vale SA, ADR	406,420
		3,827,027
Telecommunications - 5.1%
27,300	AT&T, Inc.	765,219
49,150	SK Telecom Co., Ltd., ADR	799,179
13,760	Telecom Corp. of New Zealand, Ltd., ADR	123,702
30,300	Telefonos de Mexico SAB de CV, ADR	502,374
57,900	Tele Norte Leste Participacoes SA, ADR	1,240,218
59,000	Telmex International SAB de CV, ADR	1,047,250
20,700	Verizon Communications, Inc.	685,791
		5,163,733

Total Common Stock (Cost $70,968,769)		75,310,238

Non-Convertible Preferred Stock - 0.5%
Utilities - 0.5%		Rate
305	AEP Texas Central Co.	4.00%	19,691
1,500	Connecticut Light & Power Co., Series 1947	1.90	43,781
1,000	Connecticut Light & Power Co., Series 1947	2.00	30,719
1,500	Connecticut Light & Power Co., Series 1949	3.90	44,672
1,600	FirstService Corp.	7.00	33,200
1,210	Great Plains Energy, Inc.	4.50	94,440
4,000	Hawaiian Electric Co., Inc., Series C	4.25	57,560
300	Indianapolis Power & Light Co.	4.00	21,441
78	MidAmerican Energy Co.	3.30	4,717
80	MidAmerican Energy Co.	3.90	5,385
200	NSTAR Electric Co.	4.25	13,475
1,000	Pacific Enterprises	4.50	76,000
400	Peco Energy Co., Series A	3.80	26,300
945	Public Service Electric & Gas Co., Series A	4.08	67,733
300	Westar Energy, Inc.	4.25	20,306
Total Non-Convertible Preferred Stock (Cost $485,110)			559,420

Exchange Traded Funds - 0.3%
10,000	iShares MSCI Germany Index Fund	224,400
2,000	ProShares UltraShort 20+ Year Treasury Fund	100,000
Total Exchange Traded Funds (Cost $183,864)		324,400

See Notes to Financial Statements                   9

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

Principal		Rate	Maturity	Value

Asset Backed Obligations - 0.0%
$2,154	Scotia Pacific Co., LLC, Series B (b) (d) (Cost $1,944)	6.55%	07/20/28	$-

Corporate Bonds - 21.9%
Consumer Discretionary - 0.4%
315,000	Time Warner, Inc.	6.88	05/01/12	345,031

Consumer Staples - 6.0%
1,180,000	American Stores Co.	7.90	05/01/17	1,118,050
1,110,000	Dr. Pepper Snapple Group, Inc.	6.12	05/01/13	1,215,723
350,000	General Mills, Inc.	5.70	02/15/17	378,508
535,000	Kraft Foods, Inc.	5.63	11/01/11	568,452
1,225,000	Smithfield Foods, Inc., Series B	7.75	05/15/13	1,194,375
115,000	SUPERVALU, Inc.	7.50	11/15/14	117,012
375,000	SUPERVALU, Inc.	8.00	05/01/16	382,500
985,000	Tyson Foods, Inc.	8.25	10/01/11	1,058,875
				6,033,495
Energy - 3.2%
1,170,000	Chesapeake Energy Corp	6.63	01/15/16	1,164,150
100,000	Constellation Energy Group, Inc.	4.55	06/15/15	100,390
190,000	El Paso Corp. (d)	6.70	02/15/27	167,200
770,000	El Paso Performance-Linked Trust (e)	7.75	07/15/11	793,224
970,000	The Williams Co., Inc.	7.13	09/01/11	1,037,052
				3,262,016
Financials - 3.0%
75,000	American Express Credit Corp., Series C	7.30	08/20/13	84,359
166,370	FINOVA Group, Inc. (b)	7.50	11/15/09	10,190
455,000	Hartford Financial Services Group, Inc.	5.25	10/15/11	469,769
2,370,000	Hartford Financial Services Group, Inc.	5.50	10/15/16	2,319,019
182,000	Hartford Financial Services Group, Inc.	6.30	03/15/18	181,779
				3,065,116

Health Care - 1.3%
230,000	Health Management Associates, Inc.	6.13	04/15/16	216,775
515,000	UnitedHealth Group, Inc.	4.88	03/15/15	528,675
430,000	WellPoint, Inc.	5.00	12/15/14	447,825
130,000	WellPoint, Inc.	5.25	01/15/16	131,393
				1,324,668
Industrials - 5.4%
2,832,000	Church & Dwight Co., Inc.	6.00	12/15/12	2,895,720
740,000	General Electric Capital Corp. Series MTN	5.63	09/15/17	763,556
180,000	Johnson Controls, Inc.	5.25	01/15/11	188,941
495,000	Johnson Controls, Inc.	4.88	09/15/13	509,563
94,000	Waste Management, Inc.	7.38	08/01/10	97,385
71,000	Waste Management, Inc.	7.65	03/15/11	75,247
835,000	Waste Management, Inc.	6.38	11/15/12	919,200
				5,449,612
Materials - 2.0%
895,000	Dow Chemical Co.	5.70	05/15/18	910,694
410,000	Weyerhaeuser Co.	6.75	03/15/12	434,606
203,000	Weyerhaeuser Co.	9.00	10/01/21	205,663
505,000	Weyerhaeuser Co.	7.95	03/15/25	490,538
				2,041,501

See Notes to Financial Statements                   10

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

Principal		Rate	Maturity	Value

Utilities - 0.6%
255,000	Energy Future Holdings Corp.	9.75%	10/15/19	$255,522
312,000	Energy Future Intermediate Holding Co., LLC	9.75	10/15/19	312,638
27,000	Nevada Power Co., Series L	5.88	01/15/15	29,007
				597,167

Total Corporate Bonds (Cost $20,080,050)				22,118,606

Foreign Municipal Bonds - 1.1% (c)
750,000	Ontario Hydro Generic Residual Strip (Canada) Series OC20	5.51	10/01/20	422,742
356,000	Ontario Hydro Generic Residual Strip (Canada)	5.47-5.65	11/27/20	198,789
605,000	Ontario Hydro Generic Residual Strip (Canada)	5.61	10/15/21	319,898
235,000	Ontario Hydro Generic Residual Strip (Canada)	5.75	08/18/22	118,528
Total Foreign Municipal Bonds (Cost $754,154)				1,059,957

Municipal Bonds - 0.2%
190,000	California State Refunding Bonds (Cost $188,273)	5.00	03/01/18	198,366

Shares
Money Market Fund - 0.0%
31	Schwab Government Money Fund 0.01% (f) (Cost $31)	31

Total Investments - 98.6% (Cost $92,662,195)*		$99,571,018
Cash - 1.4%		1,418,281
Other Assets & Liabilities, Net - 0.0%		(41,163)
NET ASSETS - 100.0%		$100,948,136

ADR American Depositary Receipt.
MTN Medium Term Note.
PLC Public Limited Company.
REIT Real Estate Investment Trust.

(a) Non-income producing security.
(b) Security is currently in default on scheduled principal or interest payments.
(c) Zero coupon bond. Interest rate presented is yield to maturity.
(d) Security fair valued in accordance with procedures adopted by the Board of Trustees.
At the period end, the value of these securities amounted to $167,200 or 0.2% of net assets.
(e) Security exempt from registration under Rule 144A under the Securities Act of 1933.
At the period end, the value of these securities amounted to $793,224 or 0.8% of net assets.
(f) Represents 7-day effective yield as of December 31, 2009.

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,538,877
Gross Unrealized Depreciation	(8,630,054)
Net Unrealized Appreciation	$6,908,823

See Notes to Financial Statements                   11

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Common Stocks
Communications	$54,760	$-	$-	$54,760
Consumer Discretionary	18,047,475	-	-	18,047,475
Consumer Staples	19,093,937	-	-	19,093,937
Energy	3,699,905	-	-	3,699,905
Financials	7,753,940	-	-	7,753,940
Health Care	11,094,213	-	-	11,094,213
Industrials	3,874,204	-	-	3,874,204
Information Technology	2,701,044	-	-	2,701,044
Materials	3,827,027	-	-	3,827,027
Telecommunications	5,163,733	-	-	5,163,733
Preferred Stock - Utilities	559,420	-		559,420
Exchange Traded Funds	324,400	-	-	324,400
Asset Backed Obligations	-	-	-	-
Corporate Bonds	-	21,951,406	167,200	22,118,606
Foreign Municpal Bonds	-	1,059,957	-	1,059,957
Municipal Bonds	-	198,366	-	198,366
Money Market Fund	-	31	-	31
TOTAL	$76,194,058	$22,209,760	$167,200	$99,571,018

The following is a reconciliation of Level 3 assets (at either the beginning or ending of the period) for which significant unobservable inputs were used to determine fair value.

	Preferred Stock	Asset Backed Obligations	Corporate Bonds	Total

Balance as of 06/30/09	$18,681	$1,982	$-	$20,663
Accrued Accretion / (Amortization)	-	-	-	-
Realized Gain (Loss)	-	-	-	-
Change in Unrealized Appreciation / (Depreciation)	(991)	(1,982)	752	(2,221)
Net Purchase / (Sales)	-	-	-	-
Transfers In / (Out)	(17,690)	-	166,448	148,758
Balance as of 12/31/09	$-	$-	$167,200	$167,200
Net Change in Unrealized Appreciation (Depreciation) from Investments held as of 12/31/09	$-	$(1,982)	$752	$(1,230)

** The unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) of investments in the accompanying statement of operations.

PORTFOLIO HOLDINGS
% of Net Assets
Common Stocks	74.6%
Preferred Stocks	0.5%
Exchange Traded Funds	0.3%
Asset Backed Obligations	0.0%
Corporate Bonds	21.9%
Foreign Municipal Bonds	1.1%
Municipal Bonds	0.2%
Money Market Fund	0.0%
Cash and Other Net Assets	1.4%
100.0%

See Notes to Financial Statements                   12

AUXIER FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

ASSETS
Investments, at value (Cost $92,662,195)	$99,571,018
Cash	1,418,281
Receivables:
Fund shares sold	82,772
Investment securities sold	33,220
Dividends and interest	469,765
Total Assets	101,575,056

LIABILITIES
Payables:
Fund shares redeemed	292,593
Investment securities purchased	196,640
Dividends	38,032
Accrued Liabilities:
Investment adviser fees	99,177
Trustees' fees and expenses	443
Distribution fees	35
Total Liabilities	626,920

NET ASSETS	$100,948,136

COMPONENTS OF NET ASSETS
Paid-in capital	$94,753,746
Undistributed net investment income	(48,102)
Accumulated net realized loss on investments and foreign currency transactions	(666,331)
Net unrealized appreciation on investments and foreign currency translations	6,908,823

NET ASSETS	$100,948,136

SHARES OF BENEFICIAL INTEREST AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	7,173,756
A Shares	12,108

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $100,777,960)	$14.05
A Shares (based on net assets of $170,176)	$14.05
A Shares Maximum Public Offering Price Per Share (net asset value per share/94.25%)	$14.91

See Notes to Financial Statements                   13

AUXIER FOCUS FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2009

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $7,346)	$817,697
Interest income	846,868
Total Investment Income	1,664,565

EXPENSES
Investment adviser fees	650,419
Distribution fees:
A Shares	192
Trustees' fees and expenses	1,783
Total Expenses	652,394
Expenses waived	(1,976)
Net Expenses	650,418

NET INVESTMENT INCOME	1,014,147

NET REALIZED AND UNREALIZEDGAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments and foreign currency transactions	(27,917)
Net change in unrealized appreciation on investments and foreign currency translations	14,117,386

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS	14,089,469

INCREASE IN NET ASSETS FROM OPERATIONS	$15,103,616

See Notes to Financial Statements                   14

AUXIER FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	December 31, 2009	June 30, 2009

OPERATIONS
Net investment income	$1,014,147	$1,324,441
Net realized loss on investments
and foreign currency transactions	(27,917)	(628,109)
Net change in unrealized appreciation (depreciation) on investments	14,117,386	(12,207,055)
Increase (Decrease) in Net Assets from Operations	15,103,616	(11,510,723)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(1,836,778)	(1,100,100)
A Shares	(3,091)	(2,270)
Net realized gains:
Investor Shares	-	(2,232,463)
A Shares	-	(4,702)
Total Distributions to Shareholders	(1,839,869)	(3,339,535)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	8,800,191	12,832,552
A Shares	17,906	-
Contributions from share reclassification:
Investor Shares (Note 1)	-	38,065
Reinvestment of distributions:
Investor Shares	1,798,747	3,261,809
A Shares	3,091	6,972
Redemption of shares:
Investor Shares	(7,723,197)	(20,340,642)
A Shares	(20,315)	(32,769)
C Shares	-	(59,684)
Redemptions from share reclassification:
C Shares (Note 1)	-	(38,065)
Redemption fees	195	13,358
Increase (Decrease) in Net Assets From Capital Transactions	2,876,618	(4,318,404)
Increase (Decrease) in Net Assets	16,140,365	(19,168,662)

NET ASSETS
Beginning of Period	84,807,771	103,976,433
End of Period (a)	$100,948,136	$84,807,771

(a) Amount includes undistributed (distributions in excess of) net investment income	$(48,102)	$777,620

See Notes to Financial Statements                   15

AUXIER FOCUS FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

	Beginning		Net Realized	Total	Distributions					Ending
	Net Asset	Net	and	from	From Net	From Net	Total			Net Asset
	Value Per	Investment	Unrealized	Investment	Investment	Realized	Distributions	Redemption		Value Per
	Share	Income (b)	Gain (Loss)	Operations	Income	Gains	to Shareholders	Fees (b)		Share

Investor Shares

Six Months Ended December 31, 2009	$12.16	$0.14	$2.01	$2.15	$(0.26)	$-	$(0.26)	$-	(f)	$14.05
Year Ended June 30, 2009 (i)	14.22	0.19	(1.77)	(1.58)	(0.16)	(0.32)	(0.48)	-	(f)	12.16
Year Ended June 30, 2008	17.06	0.18	(2.24)	(2.06)	(0.31)	(0.47)	(0.78)	-	(f)	14.22
Year Ended June 30, 2007	14.76	0.38	2.66	3.04	(0.27)	(0.47)	(0.74)	-	(f)	17.06
Year Ended June 30, 2006	14.64	0.21	0.30	0.51	(0.18)	(0.21)	(0.39)	-	(f)	14.76
Year Ended June 30, 2005	13.74	0.15	1.08	1.23	(0.08)	(0.25)	(0.33)	-	(f)	14.64

A Shares

Six Months Ended December 31, 2009	12.17	0.14	2.00	2.14	(0.26)	-	(0.26)	-	(f)	14.05
Year Ended June 30, 2009	14.22	0.18	(1.75)	(1.57)	(0.16)	(0.32)	(0.48)	-	(f)	12.17
Year Ended June 30, 2008	17.07	0.17	(2.24)	(2.07)	(0.31)	(0.47)	(0.78)	-	(f)	14.22
Year Ended June 30, 2007	14.77	0.41	2.63	3.04	(0.27)	(0.47)	(0.74)	-		17.07
July 8, 2005 through June 30, 2006 (g) (h)	14.81	0.21	0.14	0.35	(0.18)	(0.21)	(0.39)	-		14.77

(a) Annualized for periods less than one year.
(b) Calculated based on average shares outstanding for the period.
(c) Not annualized for periods less than one year.
(d) Total return does not include the effect of front-end sales charges or contingent deferred sales charges.
(e) Reflects the expense ratio excluding any waivers and/or reimbursements.
(f) Less than $0.01 per share.
(g)  Due to shareholder redemptions, on August 21, 2005, net assets of the class were zero from the close of business on that date until September 22, 2005.  Financial information presented is for the period July 8, 2005, through June 30, 2006.

(h) A shares commenced operations on July 8, 2005.
(i)  Effective November 1, 2008, C Shares were reclassified as Investor Shares.  For the Period July 1, 2008, through November 1, 2008, total return for C Shares was (12.68)%.  For the aforementioned period, the annualized gross expenses and net expenses ratios were 2.35% and 2.10%, respectively.

See Notes to Financial Statements                   16

AUXIER FOCUS FUND
FINANCIAL HIGHLIGHTS (continued)

				Ratios to Average
				Net Assets (a)
		Net Assets at	Net			Portfolio
	Total	End of Period	Investment	Net	Gross	Turnover
	Return (c) (d)	(000's Omitted)	Income	Expenses	Expenses (e)	Rate (c)

Investor Shares

Six Months Ended December 31, 2009	17.68%	$100,778	2.10%	1.35%	1.35%	7%
Year Ended June 30, 2009 (i)	(10.92)%	84,660	1.53%	1.35%	1.35%	24%
Year Ended June 30, 2008	(12.56)%	103,664	1.10%	1.35%	1.36%	19%
Year Ended June 30, 2007	21.11%	116,774	2.40%	1.35%	1.36%	16%
Year Ended June 30, 2006	3.44%	103,642	1.44%	1.35%	1.36%	28%
Year Ended June 30, 2005	9.01%	96,395	1.09%	1.35%	1.35%	28%

A Shares

Six Months Ended December 31, 2009	17.58%	170	1.86%	1.35%	1.60%	7%
Year Ended June 30, 2009	(10.85)%	148	1.49%	1.35%	1.60%	24%
Year Ended June 30, 2008	(12.61)%	208	1.08%	1.35%	1.60%	19%
Year Ended June 30, 2007	21.10%	399	2.59%	1.35%	1.60%	16%
July 8, 2005 through June 30, 2006 (g) (h)	2.32%	392	1.56%	1.35%	1.61%	28%

See Notes to Financial Statements                   17

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 1.  Organization

The Auxier Focus Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”).  The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended.  As of December 31, 2009, the Trust had twenty-nine investment portfolios.  Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value.  The Fund currently offers two classes of shares: Investor Shares and A Shares.  A Shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%.  A Shares are also subject to a contingent deferred sales charge (“CDSC”) of 1.00% on purchases without an initial sales charge and redeemed less than one year after they are purchased.  Investor Shares are not subject to a sales charge.  Investor Shares and A Shares commenced operations on July 9, 1999, and July 8, 2005, respectively.  The Fund’s investment objective is to achieve long-term capital appreciation.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period.  Actual amounts could differ from those estimates.  The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day.  In the absence of a sale, such securities are valued at the mean of the last bid and asked prices provided by independent pricing services.  Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services.  Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.  Shares of open-end mutual funds are valued at NAV.   Short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable.  Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold.  Fair valuation could result in a different NAV than an NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy.  The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2009, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

18

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP.  Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Foreign Currency – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income.  In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax.  Therefore, no Federal income or excise tax provision is required.

As of June 30, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.  The Fund’s Federal tax returns filed in the three-year period ended June 30, 2009, remain subject to examination by the Internal Revenue Service.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios.  Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

19

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

The Fund's class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Note 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Auxier Asset Management LLC (the “Adviser”) is the investment adviser to the Fund.  Pursuant to a management agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.35% of the Fund’s average daily net assets through December 31, 2009.   Effective January 1, 2010, the advisory fee received by the Adviser from the Fund will change to an annual rate of 1.25% of the Fund’s average daily assets.

Under the terms of the management agreement, the Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage fees and commissions, borrowing costs, taxes, certain compensation expenses of the Trustees, and extraordinary and non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”).  The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.  The Fund has adopted a distribution plan for A Shares of the Fund in accordance with Rule 12b-1 of the Act (“Distribution plan”). Under the Distribution plan, the Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% of the average daily net assets of A Shares.  The Distributor had no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the year ended December 31, 2009, there were no front-end or CDSC sales charges assessed on the sale of A Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration and transfer agency services to the Fund.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $40,000 for service to the Trust ($60,000 for the Chairman).  In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust.  The Trustees and Chairman may receive additional fees for special Board meetings.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations.  Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

20

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 4.  Expense Reimbursements

For the period July 1, 2009, through December 31, 2009, the Adviser contractually waived $1,976 of its fees to maintain the total operating expenses at 1.35% of average daily net assets of the Investor Shares and A Shares.  Effective January 1, 2010, the Adviser has agreed to contractually waive a portion of its fees and reimburse expenses through October 2010, to the extent necessary to maintain the total operating expenses at 1.25% of average daily net assets of the Investor Shares and A Shares.  This contractual waiver/reimbursement may be changed or eliminated at any time with the consent of the Board.

Note 5.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the six months ended December 31, 2009, were $11,954,746 and $6,620,023, respectively.

Note 6.  Federal Income Tax and Investment Transactions

As of June 30, 2009, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$777,620
Unrealized Appreciation (Depreciation)	(7,219,366)
Capital and Other Losses	(627,611)
Total	$(7,069,357)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

For tax purposes, the current year post-October loss (realized during the period November 1, 2008, through June 30, 2009) was $569,525. This loss was recognized for tax purposes on the first business day of the Fund’s fiscal year, July 1, 2009.

Note 7.  Share Transactions
Share transactions for the Fund were as follows:
	Six Months Ended	Year Ended
	December 31, 2009	June 30, 2009
Sales of Shares:
Investor Shares	653,600	1,070,517
A Shares	1,257	-
Reinvestment of distributions:
Investor Shares	128,025	283,722
A Shares	220	605
Contributions from share reclassification:
Investor Shares	-	3,090
Redemption of shares:
Investor Shares	(568,329)	(1,689,078)
A Shares	(1,518)	(3,064)
C Shares	-	(4,267)
Redemption from share reclassification:
C Shares	-	(3,051)
Increase (decrease) from share transactions	213,255	(341,526)

21

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 8.  Recent Accounting Pronouncement

In June 2009, the Financial Accounting Standards Board issued the “FASB Accounting Standard CodificationTM and the Hierarchy of Generally Accepted Accounting Principles” (“Codification”). The FASB approved the Codification as the single source of authoritative U.S. accounting and reporting standards for nongovernmental entities, in addition to guidance issued by the Securities and Exchange Commission (the “SEC”). All guidance contained in the Codification carries an equal level of authority. The Codification supersedes all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification has become nonauthoritative. The Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated the Codification and has determined that it did not have a significant impact on the reporting of the Fund’s financial statements.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Note 9.  Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through February 17, 2010, and the Fund has noted no such events.

22

AUXIER FOCUS FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2009

Investment Advisory Approval

At the October 8, 2009, and the December 11, 2009 Board meetings, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

In connection with a presentation from senior representatives of the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of  the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser.  The Board also considered the adequacy of the Adviser’s resources and quality of services currently provided by the Adviser under the Advisory Agreement. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund.  The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund.  The Board also considered the Adviser’s resources devoted to the Fund as well as an assessment of costs and profitability. The Board also considered that the Adviser continues contractually to limit certain advisory expenses and, as necessary, reimburse Fund expenses through October 31, 2010. Under those circumstances, the Board concluded that the Adviser’s profits attributable to management of the Fund were not excessive in light of the services provided by the Adviser on behalf of the Fund and that the Adviser was sufficiently financially stable to provide services to the Funds.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the Fund’s performance. The Board considered the Fund’s performance over the one-, three-year and since inception periods ended September 30, 2009, noting that the Fund had outperformed its benchmark over each period. The Board also noted the relatively difficult market faced by the Fund over the last year and the Fund’s performance during that period.  Based on this review and all of the relevant facts and circumstances, the Board concluded that the Fund’s performance was reasonable relative to its peers and benchmark and that the Fund and its shareholders could benefit from the Adviser’s management of the Fund.

23

AUXIER FOCUS FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2009

Compensation

The Board considered the compensation paid to the Adviser for providing advisory services to the Fund.  The Board also analyzed comparative information regarding advisory fees, expenses and performance of similar mutual funds.  At the October meeting, the Board noted that the Adviser’s actual advisory fee rate was higher than the median of its Lipper Inc. peer group and that the Fund’s actual total expense ratio was lower than the median of its Lipper Inc. peer groups.  The Board further noted that all Fund expenses are paid by the Adviser under the Advisory Agreement.  The Board considered at the October meeting that the Adviser had contractually agreed to limit the total annual operating expenses of the Fund through October 31, 2010, to 1.35% of average daily net assets.  At the December meeting, in connection with proposed amendments to the Advisory Agreement, designed to reduce Fund expenses, the Board considered the Adviser’s agreement, effective January 1, 2010, to contractually limit total annual operating expenses of the Fund through October 31, 2010 to 1.25% of average daily net assets.   Based on the foregoing and all of the information available, the Board concluded that the Adviser’s advisory fee rate to be charged to the Fund was reasonable.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that in the future it was likely to experience economies of scale in connection to provision of services to the Fund.  Although the Adviser represented at the October meeting that it was not currently contemplating breakpoints or changes in fees, the Adviser proposed a fee change and reduction of the contractual expense cap at the December meeting.  Under these circumstances, the Board concluded that the Fund may already be benefitting from economies of scale and that it would not be necessary to consider the implementation of fee breakpoints at this time.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not expect to receive any kind of ancillary benefit or compensation from its relationship with the Fund. The Board accordingly concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board reviewed a memorandum from Trust Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement.  Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (877) 328-9437, on the Fund’s website at www.auxierasset.com and on the SEC's website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at

24

AUXIER FOCUS FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2009

www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009, through December 31, 2009.

Actual Expenses – The first line under each class of shares in the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the relevant line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing cost of investing in the Fund to such costs of other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Investor Shares
Actual	$1,000.00	$1,176.81	$7.41	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87	1.35%
A Shares
Actual	$1,000.00	$1,175.84	$7.40	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87	1.35%

*Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

25

Auxier Focus Fund

FOR MORE INFORMATION
P.O. Box 588
Portland, ME 04112
(877) 3AUXIER
(877) 328-9437

INVESTMENT ADVISER
Auxier Asset Management, LLC
5285 Meadows Road
Suite 333
Lake Oswego, Oregon 97035

TRANSFER AGENT
Atlantic Fund Administration, LLC
P.O. Box 588
Portland, ME 04112

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

204-SAR-1209

PREMIER

GROWTH  FUND

SEMI-ANNUAL REPORT

(Unaudited)

DECEMBER 31, 2009

AND COMPANY, INC.

INVESTMENT COUNSEL

P.O. BOX 588

PORTLAND, ME 04112

(866) 2DF-DENT (TOLL FREE)

DF DENT PREMIER GROWTH FUND

A MESSAGE TO SHAREHOLDERS

DECEMBER 31, 2009

Dear Fellow Shareholders:

Performance

The DF Dent Premier Growth Fund’s (the “Fund”) +30.30% total return in 2009 outperformed the S&P 500 Composite Index (the “S&P 500”), the benchmark we use for performance comparisons, total return of 26.46% by +3.84%. Your Fund’s performance also exceeded the 2009 total returns of many other popular indices such as the Russell 1000, 2000 and 3000, the Wilshire 5000, and the Dow 30 Industrials. Since inception (07/16/2001), your Fund has achieved a cumulative return of +39.36% versus a +9.07% cumulative total return for the S&P 500.

For a longer-term perspective, the Fund’s one-year, five-year and since inception average annual total returns for the period ended December 31, 2009, were 30.30%, 1.53% and 4.00%, respectively. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. For the most recent month-end performance please call (866)2DF-DENT. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.26%. However, the Fund’s adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.10% through October 31, 2010. The contractual waivers may be changed or eliminated with the consent of the Board of Trustees at any time.

Portfolio Turnover

Portfolio turnover when measured by security sales as a percentage of the average capital base was 26.22%. Excluding sales of Genentech pursuant to Roche’s tender offer, adjusted turnover would have been 21.79%. Excluding sales of Genentech and sales of portfolio securities to meet shareholder redemptions, both of which we consider to be involuntary sales, voluntary portfolio turnover would have been 4.92%. Portfolio turnover when measured by security purchases as a percentage of the average capital base was 9.23%. Regardless of how one cares to measure, portfolio turnover continues to be well below industry levels, which we believe reduces costs to shareholders.

Management ownership of Fund

The D.F. Dent and Company, Inc.’s (the “Adviser”) retirement plan, employees and related family members of the adviser collectively owned 9.14% of the Fund as of this report compared with 7.35% one year ago. The Fund is the largest investment at 24% of the adviser’s retirement plan. This represents a clear indication of the adviser’s confidence in your Fund’s portfolio.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

A MESSAGE TO SHAREHOLDERS

DECEMBER 31, 2009

Asset Allocation

Year-end asset allocation by market capitalization for the past four years was:

	12/31/06*	12/31/07*	12/31/08*	12/31/09*
Large Capitalization	39.4%	52.5%	28.0%	41.0%
Mid Capitalization	44.6%	41.1%	56.9%	51.3%
Small Capitalization	8.6%	4.7%	13.8%	7.7%
Reserve Funds	7.4%	1.7%	1.3%	0.0%

Total Fund	100.0%	100.0%	100.0%	100.0%

*	Percentages calculated based on total value of investments.

The decline in Large Capitalization and concurrent increases in Mid and Small Capitalization on 12/31/2008 were largely the result of the severe market decline in late 2008 pushing companies into lower categories.

Concentration

Two years ago I wrote of our intent to continue our program to increase concentration in what we consider the strongest “best-in-class”** companies. We have continued this program by reducing and eliminating small positions in what we consider to be less promising companies. The total number of equities held was reduced from 52 on Dec. 31, 2007 to 31 on Dec. 31, 2009. The strategy is to have larger positions in the 31 companies we like most rather than owning an additional 21 companies which we view less favorably. Concentration in the 10 largest positions in the Fund was intentionally increased as indicated:

Top 10 Holdings	12/31/2006	12/31/2007	12/31/2008	12/31/2009
% of Fund	25.6%	33.7%	53.0%	53.8%
Average Position Size of Top 10	2.56%	3.37%	5.30%	5.38%

We view this strategy of the past 2 years to focus on a more concentrated portfolio as essentially completed in early 2009 and do not anticipate further increased concentration in the future.

Commentary

2009 was certainly a better year for equity investors than 2008. After severe losses in almost every economic sector in 2008, investors saw a recovery rally in 2009. The market recovery in 2009 included what some have referred to as a “Rogue Rally” in which lower-quality stocks with weak balance sheets, sub-par cash flow generation and low returns on equity generally performed very well. Many of 2009’s best performing stocks had little or no earnings and now trade at very high (or in some cases indeterminable) earnings multiples. Since we focus on higher-quality companies, this phenomenon did not favor our style of investing. Despite this

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

A MESSAGE TO SHAREHOLDERS

DECEMBER 31, 2009

headwind, strong stock selection and sector weightings resulted in your Fund outperforming its S&P 500 benchmark as well as some of the Russell,Wilshire Indices and the Dow 30 Industrials for the year.

We believe markets are now entering a period where company fundamentals and future prospects are determinative, and stock picking will matter most. We expect stocks of best-in-class** companies with high returns on investment, disciplined management teams, and clean balance sheets to generate superior earnings growth. We believe this, in turn, should generate stock outperformance.

Portfolio Thoughts

We constantly ask ourselves how we can best position your Fund. In these uncertain times, the following factors give us confidence in the companies that comprise the portfolio:

•

The performance of some of the largest holdings lagged the market in 2009, when many low-quality stocks outperformed. Now, in a more earnings-driven environment, we expect quality and earnings growth to drive stock performance.

•	We believe many of the portfolio companies’ earnings are likely to surprise on the upside.

•	The portfolio companies are largely self-financing at a time when credit can be scarce.

•	The portfolio companies are not excessively valued, particularly when you take their cash positions into account.

•

At the expense of short-term profits, many of the Fund’s companies used 2008-2009 to increase their market share and strengthen their competitive positions. They tend to view bad times as some of the best times to expand their markets and responsibly take market share.

•

Due to the economic downturn, the lending contraction, and weaker companies’ balance sheet woes, acquisition prices have come down. This enables financially strong companies with cash reserves and/or credit availability to make accretive, high-return acquisitions. We are already seeing this in 2010.

•

The international revenue exposure of the Fund’s companies will hedge them in a weak U.S. dollar environment and may allow them to benefit from faster growth outside the U.S. We continue to believe that the biggest economic story of our time is the expansion of capitalism to billions of people around the world.

•

Most of these companies benefit from significant secular trends in society and business. These tailwinds should drive above-average earnings growth going forward. This is discussed further in the following section, Management Discussion of Fund Performance.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

A MESSAGE TO SHAREHOLDERS

DECEMBER 31, 2009

Market Thoughts

What we are witnessing today in the economy and financial markets is something investors under the age of ninety have not seen in their adult lifetimes. Past recessions and bear markets were caused by monetary tightening to combat inflation and other excesses. The current situation is unique, however, in that the U.S. is facing a challenging balance sheet problem. After a massive credit crisis, the federal government has attempted through hyper-stimulative fiscal and monetary policies to re-flate assets, or, in the case of the housing market, to prevent more serious declines of asset values. There is still an excessive amount of debt that is not supported by rising asset prices, and there is no quick remedy for this imbalance. Individuals and corporations will have to pay down debt and rebuild savings, and governments will have to reduce spending and/or increase taxes. The process will be neither quick nor painless.

The existence of these risk factors does not mean that the economy cannot grow or that markets cannot rise further, but it does mean that expectations of business as usual coming out of this recession are not realistic. The progress of U.S. economic recovery is likely to be uneven in the next few years. There is much risk of disappointing economic news, with interest rates, inflation, energy prices, the value of the U.S. dollar, healthcare reform, commercial real estate, global military conflict and terrorism all as wildcards. We believe the easy money has already been made. In order for select U.S. equities to continue to rally, they will need to be supported by higher earnings, which we believe is characteristic of your Fund’s companies.

We have stuck to our long-standing, successful investment approach and have not wavered in our investment style in order to chase short-term trends. We believe that owning best-in-class** companies for a long period of time has historically demonstrated a way to accumulate real wealth. Our investment team has strong conviction in the companies and management teams in your Fund. We believe they will manage effectively through these uncertain times and will emerge more dominant in the years to come.

Your fellow shareholders of this modestly-sized mutual fund include endowment funds, schools and colleges, students at schools and colleges, charitable organizations, retirees, retirement plans, friends and families, parents as custodians for their minor children, and many we have yet to meet. What greater incentive could your Fund’s Adviser have as we enter the new decade?

Respectfully submitted,

Daniel F. Dent

**  The determination of “best-in-class” is solely the opinion of the Fund’s Adviser, and such opinion is subject to change. Those companies that hold leading market share positions, strong growth potential, historically good profitability, and management teams known for integrity and good corporate governance are generally considered to be “best in class.”

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

A MESSAGE TO SHAREHOLDERS

DECEMBER 31, 2009

IMPORTANT INFORMATION:

The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

Investing involves risks, including the possible loss of principal. The Fund invests in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The Fund will typically invest in the securities of fewer issuers. If the Fund’s portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held stocks. One cannot invest directly in an index.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

DECEMBER 31, 2009

For the first 6 months of the fiscal year beginning July 1, 2009, your Fund experienced a total return of +20.29% versus a total return of +22.59% for the S&P 500 Index, the benchmark we use for performance comparisons. Performance versus the S&P 500 Index for various periods ending December 31, 2009 was as follows:

Period Ending 12/31/09	DF Dent Premier Growth Fund	S&P 500 Index	Outperformance (Underperformance)
Six Months	+20.29%	+22.59%	– 2.30%
Twelve months	+30.30%	+26.46%	+ 3.84%
Five years (annualized)	+ 1.53%	+ 0.42%	+ 1.11%
Five years (cumulative)	+ 7.86%	+ 2.11%	+ 5.75%
Since inception (7/16/01) (annualized)	+ 4.00%	+ 1.03%	+ 2.97%
Since inception (7/16/01) (cumulative)	+39.36%	+ 9.07%	+30.29%

The above returns assume the reinvestment of the following capital gain distributions:

December 2005 Distribution per share	$0.09917
December 2006 Distribution per share	$0.17268
December 2007 Distribution per share	$0.23499
December 2008 Distribution per share	$0.26749

It has been the Adviser’s policy to distribute all net realized capital gains annually in December. However, no capital gain distribution was paid in December of 2009. This was the result of large losses realized by the sale of holdings to meet redemptions experienced during the market lows of the 4th quarter of calendar 2008 and the 1st quarter of calendar 2009. By redeeming at market lows, these former shareholders left a very nice gift for taxable shareholders reading this report in the form of a loss carry-forward which stood at $53,445,103, or about $5.30 per share, as of December 31, 2009. This loss carry-forward may be used to offset potential portfolio gains that might be realized up to this amount for 8 years from the dates of the realized losses. This in no way implies that such gains will in fact be realized, but it does mean that such gains, if and when realized, may be offset by this amount to reduce required taxable capital gains distributions. This is an advantageous position especially in light of the possible expiration of the Bush 2006 capital gain tax cuts in 2011.

As noted above, while your Fund lagged the S&P 500 modestly in the past 6 months, it outperformed its benchmark by +3.84% for the year ending 12/31/2009. One year ago, we reported that although performance was negative for the 2008 year your Fund had outperformed its benchmark by +2.87% annually since inception (07/16/2001 – 12/31/2008). Therefore, one might say that in 2009 the Fund performed a little better than its average annual outperformance. In any case, we believe that the portfolio companies overall delivered very good results in what all agree was a most challenging economic environment.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

DECEMBER 31, 2009

The most significant market factors affecting the Fund’s performance in 2009 were the following:

1.	Abundant liquidity from the Federal Reserve re-flating the prices of financial assets (a rising tide lifts all boats).

2.	A clear return by investors from risk aversion in late 2008 and early 2009 to preferring risky assets (equities and junk bonds) in the last 3 quarters of 2009. Stocks declined dramatically in 2008 as U.S. Treasuries were the preferred and best performing assets, but this reversed in 2009 as U.S. Treasuries declined dramatically (10 year Treasury had a –9.3% total return while long term Treasuries suffered a –17.6% total return) and stocks along with the lowest quality junk bonds soared (Merrill Lynch High Yield Master II Index total return was +57.5%).

3.	The dollar’s weakness and the strength in foreign emerging markets benefited your Fund’s performance even though the Fund is categorized as a “domestic fund.” More on this to follow.

4.	Recovering energy and commodity prices caused the Fund’s investments in energy, energy services, and mining to perform well.

5.	The uncertainty and confusion over proposed healthcare legislation created investment opportunities in well positioned, niche healthcare companies.

I would describe 2009 as a year of many market crosscurrents and divergences among market sectors. Your Fund’s 24.78% position in healthcare service companies represented a significant overweighting versus the S&P 500 year end weighting of 12.63%. Healthcare contained the 2 best contributors to your Fund’s performance, Idexx and Alcon, which together represented 12.17% or about half of the Fund’s year end healthcare position. Idexx appreciated 48.1%, while Alcon gained 84.3% (88.4% including dividend) in 2009. Technology was the best performing sector within the S&P 500. Technology companies Ansys and QUALCOMM were the #4 and #6 best contributors to the Fund’s performance, respectively. The Fund’s holdings in energy and energy services carried a slight overweight to the S&P 500 at year end and contributed significantly to the Fund’s 2009 performance. The Fund’s holdings in business services underperformed in 2009, but we feel these companies are very well positioned for 2010.

We used a number of strategies in managing the Fund in 2009.

First, we continued to concentrate in a select group of what we consider to be “best in class**” companies. The number of holdings ranged between 30 and 32 companies. On one hand, this strategy has been rewarding in that these companies continued to report good operating results and, unlike many other companies, did not seem to experience any permanent impairment of their asset values. On the other hand, the stock prices of lower quality companies typically outperformed higher quality companies in 2009, what some have referred to as a “Rogue Rally.” Your Fund failed to participate in the higher percentage gains of lower quality and lower priced securities.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

DECEMBER 31, 2009

Second, as mentioned in bullet point #3 above, although your Fund is categorized as a domestic fund on page 2 of its current prospectus, we recognize that growth outside the U.S. has been and we believe will continue to be higher than growth in this country. Therefore, in recent years, we have emphasized companies, primarily domestic but some foreign, which derive large portions of their revenues from outside the U.S. As of this report, a weighted average of 45.51% of the revenues of portfolio companies came from outside the U.S. This percentage has been increasing in recent years owing to: 1) management of the portfolio to increase holdings of companies with high non U.S. revenues, 2) the fact that the foreign revenues of these companies are growing faster than their U.S. revenues, and 3) the foreign-exchange effect of the weak dollar which has resulted in foreign currency revenues being translated into higher revenue U.S. dollars.

Third, we have intentionally avoided certain market sectors. Job losses, higher taxes, loss of home equity, high personal debt levels, and rising savings rates to offset these debt levels have all contributed to weakness in consumer spending which we expect to continue into 2010. Thus, your Fund has had minimal exposure to the consumer. We have also assiduously avoided highly-leveraged financial institutions. Your Fund held no banks, and the two financial institutions in the portfolio at year end were Markel and T. Rowe Price, both recognized for their investment performance and management quality.

Fourth, we increased the allocation to the industrial sector in the last half of 2009. As it appeared that the recession was ending at midyear, we sought to increase the weighting in cyclically sensitive growth companies which had been lagging in relative price performance during the recession. The weightings in Fastenal, Roper, K-Tron, and II-VI were increased to give the portfolio more exposure to the current economic recovery.

At this point in the report I normally address the key trends in industries where the Fund has significant investments. The 5 major sectors of investment for your Fund are healthcare, technology, energy, industrial, and business services. Commentary on each of these sectors, which group together similar industries, follows:

1.	Healthcare. This sector was dominated by uncertainty over proposed legislation, however niche companies with targeted growth markets reported excellent results. Alcon (ophthalmology), ResMed (sleep disorders), Idexx (veterinary instrumentation), Techne (biotechnology research), and Stericycle (medical waste disposal) all benefited from strong underlying trends in their targeted markets.

2.	Technology. Continued global growth of cell phones and adoption of 3G and 4G technologies benefited QUALCOMM, the 6th best contributor to the Fund’s performance. Strong growth for computerized prototype design and testing resulted in excellent results for Ansys, the 4th best contributor to the Fund’s performance. Continued internet expansion drove further growth for both Cisco and Intel.

3.	Energy. After a collapse in energy prices in late 2008, energy and commodity prices firmed and rose throughout 2009. Your Fund’s investments in energy companies (Apache and Ultra Petroleum) along with energy service companies (Schlumberger, Smith International, and Core Laboratories) benefited from this trend.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

DECEMBER 31, 2009

4.	Industrial. These companies faced a difficult year in 2009 given widespread economic weakness. Overall operating results declined. However, positions were maintained in Actuant, K-Tron, II-VI, and Roper in order to gain exposure to what we anticipate will be an economic recovery in 2010. While the industrial companies’ performance lagged in 2009, we believe that these companies have been “right sized” entering 2010 so that they offer the potential for excellent operating leverage in 2010.

5.	Business Services. As overall business activity went in 2009, so went the results of business service companies. Two companies which we consider to be “best in class**,” Iron Mountain and Expeditors International, both had disappointing results. However, both companies took advantage of the difficult year to strengthen operations and increase market share. We continue to believe that the long-term trends for document storage services (Iron Mountain) and global logistical trade services (Expeditors) are excellent.

The securities which contributed the most and declined the most in 2009 were:

5 Best Contributors
Investments	Realized and Unrealized Appreciation and Income in Calendar Year 2009	Per Share As of 12/31/09
Idexx Laboratories, Inc.	$3,610,743.00	$0.36
Alcon Inc.	3,492,140.37	0.35
T Rowe Price Group Inc.	2,746,099.87	0.27
Ansys Inc.	2,380,199.32	0.23
Chicago Bridge & Iron Co. NV	2,284,929.49	0.23

	$14,514,112.05	$1.44

5 Poorest Contributors
Investments	Realized and Unrealized Loss and Income in Calendar Year 2009	Per Share As of 12/31/09
Jacobs Engineering	$(1,411,043.58)	$(0.14)
Heartland Payment Systems	(1,004,183.89)	(0.10)
Actuant Corp.	(371,666.19)	(0.04)
St. Mary Land & Exploration	(348,043.79)	(0.03)
Autodesk Inc.	(152,656.80)	(0.02)

	$(3,287,594.25)	$(0.33)

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

DECEMBER 31, 2009

DF DENT PREMIER GROWTH FUND

FIVE LARGEST EQUITY HOLDINGS

DECEMBER 31, 2009

QUANTITY	SECURITY	TOTAL COST	MARKET VALUE	PERCENT OF NET ASSETS OF THE FUND

181,000	Idexx Laboratories	$7,803,799	$9,619,200	7.25%
195,000	QUALCOMM	7,456,130	9,020,700	6.80
215,000	Fastenal	8,520,362	8,952,600	6.75
200,000	Expeditors Int.	8,026,714	6,946,000	5.24
130,000	T Rowe Price Group	5,664,111	6,922,500	5.22

		$37,471,116	$41,461,000	31.26%

The views in this report contained herein were those of the Fund’s Adviser as of December 31, 2009, and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of December 31, 2009. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment or tax advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2009

The graph and table reflect the change in value of a hypothetical $100,000 investment in the DF Dent Premier Growth Fund (the “Fund”), including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the “Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance please call 866-233-3368. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.26%. However, the Fund’s Adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expense ratio (net) does not exceed 1.10% through October 31, 2010. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Average Annual Total Return as of 12/31/09	Six Months	One Year	Five Year	Since Inception 07/16/01
DF Dent Premier Growth Fund	20.29%	30.30%	1.53%	4.00%
S&P 500 Index	22.59%	26.46%	0.42%	1.03%
Investment Value on 12/31/09
DF Dent Premier Growth Fund	$139,360
S&P 500 Index	$109,065

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2009

Shares	Security Description	Value
Common Stock - 100.2%
Agriculture - 1.4%
23,000	Monsanto Co.	$1,880,250

Business Services - 8.0%
200,000	Expeditors International of Washington, Inc.	6,946,000
160,000	Iron Mountain, Inc.(a)	3,641,600

		10,587,600

Communication Equipment - 6.8%
195,000	QUALCOMM, Inc.	9,020,700

Computer Software - 4.9%
151,000	ANSYS, Inc.(a)	6,562,460

Data Networking - 1.8%
100,000	Cisco Systems, Inc.(a)	2,394,000

Distribution and Industrial Supplies - 6.8%
215,000	Fastenal Co.	8,952,600

Electronics - 3.1%
90,000	Intel Corp.	1,836,000
90,000	Trimble Navigation, Ltd.(a)	2,268,000

		4,104,000

Energy Services - 6.6%
30,000	Core Laboratories NV	3,543,600
60,000	Schlumberger, Ltd.	3,905,400
50,000	Smith International, Inc.	1,358,500

		8,807,500

Energy Sources - 6.9%
32,000	Apache Corp.	3,301,440
117,000	Ultra Petroleum Corp.(a)	5,833,620

		9,135,060

Financial Services - 5.9%
130,000	T. Rowe Price Group, Inc.	6,922,500
10,000	Visa, Inc., Class A	874,600

		7,797,100

Health Care Services - 3.0%
28,000	Covance, Inc.(a)	1,527,960
44,000	Stericycle, Inc.(a)	2,427,480

		3,955,440

Industrial Applications - 12.0%
172,000	Actuant Corp., Class A	3,187,160
60,000	II-VI, Inc.(a)	1,908,000
47,000	K-Tron International, Inc.(a)	5,110,780
110,000	Roper Industries, Inc.	5,760,700

		15,966,640

Shares	Security Description	Value
Infrastructure - 7.2%
223,000	Chicago Bridge & Iron Co. NV(a)	$4,509,060
135,000	Jacobs Engineering Group, Inc.(a)	5,077,350

		9,586,410

Insurance - 2.6%
10,000	Markel Corp.(a)	3,400,000

Life Sciences - 11.1%
181,000	IDEXX Laboratories, Inc.(a)	9,619,200
75,000	Techne Corp.	5,142,000

		14,761,200

Medical Products - 5.8%
85,000	ResMed, Inc.(a)	4,442,950
64,000	Stryker Corp.	3,223,680

		7,666,630

Metal Mining - 1.3%
8,000	Rio Tinto, PLC, ADR	1,723,120

Pharmaceuticals - 5.0%
40,000	Alcon, Inc.	6,574,000

Total Common Stock (Cost $129,164,488)		132,874,710

Total Investments - 100.2%
	(Cost $129,164,488)*	$132,874,710
Other Assets and Liabilities, Net - (0.2)%		(247,185)

TOTAL NET ASSETS - 100.0%		$132,627,525

ADR American Depositary Receipt

PLC Public Limited Company

(a)	Non-income producing security.

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$12,740,942
Gross Unrealized Depreciation	(9,030,720)

Net Unrealized Appreciation (Depreciation)	$3,710,222

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2—Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$132,874,710
Level 2—Other Significant Observable Inputs	-
Level 3—Significant Unobservable Inputs	-

Total Investments	$132,874,710

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS
% of Net Assets
Agriculture	1.4%
Business Services	8.0%
Communication Equipment	6.8%
Computer Software	4.9%
Data Networking	1.8%
Distribution and Industrial Supplies	6.8%
Electronics	3.1%
Energy Services	6.6%
Energy Sources	6.9%
Financial Services	5.9%
Health Care Services	3.0%
Industrial Applications	12.0%
Infrastructure	7.2%
Insurance	2.6%
Life Sciences	11.1%
Medical Products	5.8%
Metal Mining	1.3%
Pharmaceuticals	5.0%
Other Assets and Liabilities, Net	(0.2)%

100.0%

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

ASSETS
Investments, at value (Cost $129,164,488)	$132,874,710
Cash	97,941
Receivables:
Fund shares sold	27,195
Investment securities sold	107,383
Dividends and interest	28,268
Prepaid expenses	10,126

Total Assets	133,145,623

LIABILITIES
Payables:
Fund shares redeemed	212,477
Accrued Liabilities:
Investment adviser fees	271,997
Trustees’ fees and expenses	336
Compliance services fees	1,764
Fund service fees	17,443
Other expenses	14,081

Total Liabilities	518,098

NET ASSETS	$132,627,525

COMPONENTS OF NET ASSETS
Paid-in capital	$182,429,693
Accumulated net investment loss	(253,951)
Accumulated net realized loss on investments	(53,258,439)
Unrealized appreciation on investments	3,710,222

NET ASSETS	$132,627,525

SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)	10,073,636

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $132,627,525 and 10,073,636 shares outstanding at $0.00 par value (unlimited shares authorized)	$13.17

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED DECEMBER 31, 2009

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes of $4,275)	$443,109
Interest income	56

Total Investment Income	443,165

EXPENSES
Investment adviser fees	633,742
Fund service fees	76,050
Transfer agency fees	17,516
Custodian fees	7,406
Professional fees	23,729
Trustees’ fees and expenses	2,149
Compliance services fees	19,725
Registration fees	7,298
Miscellaneous expenses	19,152

Total Expenses	806,767
Fees waived	(109,651)

Net Expenses	697,116

NET INVESTMENT LOSS	(253,951)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(1,396,323)
Net change in unrealized appreciation on investments	24,624,108

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	23,227,785

INCREASE IN NET ASSETS FROM OPERATIONS	$22,973,834

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2009	Year Ended June 30, 2008
OPERATIONS
Net investment loss	$(253,951)	$(383,852)
Net realized loss on investments	(1,396,323)	(51,865,842)
Net change in unrealized appreciation (depreciation) on investments	24,624,108	(27,667,251)

Increase (Decrease) in Net Assets from Operations	22,973,834	(79,916,945)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investments	-	(3,102,053)

CAPITAL SHARE TRANSACTIONS
Sale of shares	7,247,791	34,837,524
Reinvestment of distributions	-	2,396,238
Redemption of shares	(14,985,399)	(80,005,986)

Decrease in Net Assets from Capital Share Transactions	(7,737,608)	(42,772,224)

Increase (Decrease) in Net Assets	15,236,226	(125,791,222)

NET ASSETS
Beginning of Period	117,391,299	243,182,521

End of Period (a)	$132,627,525	$117,391,299

SHARE TRANSACTIONS
Sale of shares	592,582	3,306,362
Reinvestment of distributions	-	243,273
Redemption of shares	(1,252,865)	(7,823,523)

Decrease in Shares	(660,283)	(4,273,888)

(a) Amount includes accumulated net investment loss	$(253,951)	$-

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

	Six Months Ended December 31, 2009	Year Ended
		June 30, 2009	June 30, 2008	June 30, 2007	June 30, 2006	June 30, 2005
NET ASSET VALUE, Beginning of Year	$10.94	$16.20	$17.25	$15.11	$13.14	$11.90

INVESTMENT OPERATIONS
Net investment loss (a)	(0.02)	(0.03)	(0.05)	(0.04)	(0.03)	(0.05)
Net realized and unrealized gain (loss)	2.25	(4.96)	(0.76)	2.35	2.10	1.29

Total from Investment Operations	2.23	(4.99)	(0.81)	2.31	2.07	1.24

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	-	(0.27)	(0.24)	(0.17)	(0.10)	-

NET ASSET VALUE, End of Year	$13.17	$10.94	$16.20	$17.25	$15.11	$13.14

TOTAL RETURN (b)	20.29%	(30.64%)	(4.88%)	15.42%	15.77%	10.42%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at End of Period (000’s omitted)	$132,628	$117,391	$243,183	$142,896	$77,994	$41,475
Ratios to average net assets: (c)
Net expenses	1.10%	1.10%	1.15%	1.20%	1.25%	1.25%
Gross expenses (d)	1.27%	1.26%	1.19%	1.36%	1.51%	1.71%
Net investment loss	(0.40%)	(0.25%)	(0.31%)	(0.23%)	(0.18%)	(0.40%)

PORTFOLIO TURNOVER RATE	2%	16%	21%	17%	25%	7%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Note 1.  Organization

The DF Dent Premier Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of December 31, 2009, the Trust had twenty-nine investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on July 16, 2001. The Fund seeks long-term capital appreciation.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2009, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Securities Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of June 30, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended June 30, 2009, remain subject to examination by the Internal Revenue Service.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Income & Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Note 3.  Advisory Fees and Other Transactions

Investment Adviser – D.F. Dent and Company, Inc. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration and transfer agency services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $40,000 for service to the Trust ($60,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4.  Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses through October 31, 2010, to the extent that annual operating expenses exceed 1.10%. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the six months ended December 31, 2009, fees waived and reimbursed were as follows:

Investment Adviser Waived	Other Waivers	Total Fees Waived
$102,107	$7,544	$109,651

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Note 5.  Security Transactions

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments for the six months ended December 31, 2009, were $2,398,638 and $10,380,332, respectively.

Note 6.  Federal Income Tax and Investment Transactions

As of June 30, 2009, distributable earnings (accumulated loss) on a tax basis were as follows:

Unrealized Appreciation (Depreciation)	$(20,970,650)
Capital and Other Losses	(51,805,352)

Total	$(72,776,002)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

For tax purposes, the current year post-October loss (realized during the period November 1, 2008 through June 30, 2009) was $28,482,354. This loss was recognized for tax purposes on the first business day of the Fund’s next fiscal year.

Note 7.  Recent Accounting Pronouncement

In June 2009, the Financial Accounting Standards Board issued the “FASB Accounting Standard CodificationTM and the Hierarchy of Generally Accepted Accounting Principles” (“Codification”). The FASB approved the Codification as the single source of authoritative U.S. accounting and reporting standards for nongovernmental entities, in addition to guidance issued by the Securities and Exchange Commission (the “SEC”). All guidance contained in the Codification carries an equal level of authority. The Codification supersedes all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification has become nonauthoritative. The Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated the Codification and has determined that it did not have a significant impact on the reporting of the Fund’s financial statements.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Note 8.  Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through February 17, 2010, and the Fund has noted no such events.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2009

Investment Advisory Approval

At the August 18, 2009 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

In connection with a presentation from senior representatives of the Adviser, the Board considered the Adviser’s personnel, operations and financial condition. The Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser.

The Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. The Board also considered the Adviser’s resources devoted to the Fund. The Board concluded that the level of the Adviser’s profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2009

Performance

The Board reviewed performance of the Fund and the Adviser’s discussion of its investment philosophy. The Board noted that the Fund outperformed the S&P 500 for the past 6-month period and in the fiscal year’s final quarter. The Board concluded that the Fund’s performance was reasonable in comparison to its peers and benchmark and that the Fund could benefit from the Adviser’s management of the Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fee rates, expenses and performance of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate was higher than the median advisory fee rate of its Lipper Inc. peer group. The Board also noted that the Fund’s actual total expense ratio was above the median of its Lipper Inc. peer groups. The Board considered that the Adviser had agreed to contractually limit certain advisory expenses and, as necessary, reimburse Fund expenses through October 31, 2010. In addition, the Board considered the Adviser’s representations relating to the differences between the Fund’s strategy and investments and those represented in its peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable in light of the services it provides to the Fund.

Economies of Scale

The Board considered whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund may benefit from economies of scale with an increase in assets under management and a leveling off of compliance costs. The Board also considered the Adviser’s representation that it would be willing to consider break points in fees in the future. The Board concluded that it would not be necessary to consider the implementation of fee breakpoints until the time that assets under management are larger.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not expect to receive any kind of benefit or compensation from its relationship with the Funds other than the fringe benefit of increased exposure to the public, possibly leading to increased business not related to the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

The Board reviewed a memorandum from Trust Counsel discussing the legal standards applicable to its consideration of the advisory agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the advisory agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2009

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009, through December 31, 2009.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2009

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*
Actual	$1,000.00	$1,202.93	$6.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

DF DENT PREMIER GROWTH FUND

PREMIER

GROWTH  FUND

NASDAQ TICKER SYMBOL

DFDPX

INVESTMENT ADVISER

D.F. Dent and Company, Inc.

Two East Read Street

Baltimore, MD 21202

www.dfdent.com

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

(866) 2DF-DENT

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

221-SAR-1209

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

SEMI-ANNUAL REPORT

Golden Large Cap Core Fund

Golden Small Cap Core Fund

December 31, 2009

(Unaudited)

PERFORMANCE CHARTS AND ANALYSIS

DECEMBER 31, 2009

The following graphs and tables reflect the change in value of a hypothetical $10,000 investment in Golden Large Cap Core Fund and Golden Small Cap Core Fund, each individually, a “Fund” and, collectively, the “Funds,” including reinvestment of dividends and distributions, since inception, compared with broad-based securities market indices. The Golden Large Cap Core Fund is compared to its benchmark, the S&P 500 Index, which is a broad based measurement of changes in the stock market based on the average of 500 widely held common stocks. The Golden Small Cap Core Fund is compared to its primary benchmark, the Russell 2000 Index, and the S&P SmallCap 600 Index. The Russell 2000 Index, is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. The S&P SmallCap 600 Index is designed to be an accurate measure of the performance of small companies, reflecting the risk and return characteristics of the broader small cap universe. The S&P SmallCap 600 Index provides a secondary benchmark for the Fund. The total return of each Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. Each Fund is professionally managed while the indices are unmanaged and are not available for investment.

Past performance is not predictive of, or a guarantee of future results. Results of an investment made today may differ substantially from each Fund’s historical performance. Investment return and principal value of an investment in each Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ prospectus states that the gross expense ratios are 0.70%, 0.95% for the Institutional and Investor Shares, respectively, of the Golden Large Cap Core Fund, and 1.10% and 1.35% for the Institutional and Investor Shares, respectively, of the Golden Small Cap Core Fund. The Adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2010, such that expenses will not exceed 0.70% and 0.95% for the Institutional and Investor Shares, respectively, of the Golden Large Cap Core Fund, and 1.10% and 1.35% for the Institutional and Investor Shares, respectively, of the Golden Small Cap Core Fund. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1

PERFORMANCE CHARTS AND ANALYSIS

DECEMBER 31, 2009

GOLDEN LARGE CAP CORE FUND

VS. S&P 500 INDEX

Average Annual Total Return on 12/31/09	1 Year	Since Inception (09/13/05)
Golden Large Cap Core Fund:	20.75%	(0.49)%
S&P 500 Index:	26.46%	(0.18)%

Investment Value on 12/31/09
Golden Large Cap Core Fund:	$9,792
S&P 500 Index:	$9,922

GOLDEN SMALL CAP CORE FUND

VS. RUSSELL 2000 INDEX AND

S&P 600 SMALLCAP INDEX

Average Annual Total Return on 12/31/09	1 Year	Since Inception (09/13/05)
Golden Small Cap Core Fund:	14.15%	(4.21)%
Russell 2000 Index:	27.17%	(0.35)%
S&P SmallCap 600 Index:	25.57%	(0.08)%

Investment Value on 12/31/09
Golden Small Cap Core Fund:	$8,310
Russell 2000 Index:	$9,852
S&P SmallCap 600 Index:	$9,966

2

GOLDEN LARGE CAP CORE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2009

Shares	Security Description	Value
Common Stock — 100.1%
Consumer Discretionary — 12.7%
117,070	Viacom, Inc., Class B (a)	$3,480,491
119,255	Home Depot, Inc.	3,450,047
58,550	McDonald’s Corp.	3,655,862
63,555	NIKE, Inc., Class B	4,199,079
81,790	Ross Stores, Inc.	3,493,251
204,335	The Gap, Inc.	4,280,818

		22,559,548

Consumer Staples — 9.8%
102,785	Archer-Daniels-Midland Co.	3,218,198
53,910	General Mills, Inc.	3,817,367
73,445	Kellogg Co.	3,907,274
113,440	Kraft Foods, Inc.	3,083,299
56,330	The Procter & Gamble Co.	3,415,288

		17,441,426

Energy — 9.3%
45,515	Chevron Corp.	3,504,200
57,785	ConocoPhillips	2,951,080
46,980	Exxon Mobil Corp.	3,203,566
75,065	Noble Corp.	3,055,146
48,490	Occidental Petroleum Corp.	3,944,662

		16,658,654

Financials — 12.9%
65,895	ACE, Ltd.	3,321,108
214,520	Discover Financial Services	3,155,589
80,850	JPMorgan Chase & Co.	3,369,020
71,310	State Street Corp.	3,104,837
178,625	TD Ameritrade Holding Corp. (a)	3,461,753
20,625	The Goldman Sachs Group, Inc.	3,482,325
156,305	Unum Group	3,051,074

		22,945,706

Shares	Security Description	Value
Health Care — 15.2%
49,215	Amgen, Inc. (a)	$2,784,093
60,005	Baxter International, Inc.	3,521,093
133,260	Bristol-Myers Squibb Co.	3,364,815
72,855	Covidien PLC	3,489,026
48,515	Johnson & Johnson	3,124,851
57,295	McKesson Corp.	3,580,938
174,870	Pfizer, Inc.	3,180,885
100,075	Watson Pharmaceuticals, Inc. (a)	3,963,971

		27,009,672

Industrials — 10.4%
45,545	3M Co.	3,765,205
65,670	Bucyrus International, Inc.	3,701,818
37,040	Flowserve Corp.	3,501,391
100,605	Tyco International, Ltd.	3,589,586
56,190	United Technologies Corp.	3,900,148

		18,458,148

Materials — 4.0%
49,535	Praxair, Inc.	3,978,156
140,870	Sealed Air Corp.	3,079,418

		7,057,574

Technology — 23.6%
85,705	Accenture PLC, Class A	3,556,757
120,610	Agilent Technologies, Inc. (a)	3,747,353
94,700	BMC Software, Inc. (a)	3,797,470
166,330	CA, Inc.	3,735,772
157,085	Cisco Systems, Inc. (a)	3,760,615
86,340	Hewitt Associates, Inc., Class A (a)	3,648,728
73,820	Hewlett-Packard Co.	3,802,468
33,565	IBM Corp.	4,393,658
176,545	Intel Corp.	3,601,518
135,670	Microsoft Corp.	4,136,578
143,475	Texas Instruments, Inc.	3,738,959

		41,919,876

See Notes to Financial Statements.

3

GOLDEN LARGE CAP CORE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2009

Shares	Security Description	Value
Telecommunications — 2.2%
109,367	CenturyTel, Inc.	$3,960,179

Total Common Stock (Cost $157,799,525)		178,010,783

Total Investments — 100.1% (Cost $157,799,525)*		$178,010,783
Other Assets & Liabilities, Net — (0.1)%		(82,708)

NET ASSETS — 100.0%		$177,928,075

PLC Public Limited Company

(a)	Non-income producing security.

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$22,514,828
Gross Unrealized Depreciation	(2,303,570)

Net Unrealized Appreciation	$20,211,258

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009.

The inputs or methodology used for valuing securities are not necessarily and indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2 — Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$178,010,783
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total Investments	$178,010,783

The Level 1 inputs displayed in this table are Common Stock.

Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS % of Net Assets

Consumer Discretionary	12.7%
Consumer Staples	9.8%
Energy	9.3%
Financials	12.9%
Health Care	15.2%
Industrials	10.4%
Materials	4.0%
Technology	23.6%
Telecommunications	2.2%
Other Assets & Liabilities, Net	(0.1)%

100.0%

See Notes to Financial Statements.

4

GOLDEN SMALL CAP CORE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2009

Shares	Security Description	Value
Common Stock — 99.4%
Consumer Discretionary — 14.1%
60,985	Aeropostale, Inc. (a)	$2,076,539
73,465	Big Lots, Inc. (a)	2,129,016
86,475	Carter’s, Inc. (a)	2,269,969
53,740	Gymboree Corp. (a)	2,337,153
286,765	Sally Beauty Holdings, Inc. (a)	2,193,752
57,350	The Warnaco Group, Inc. (a)	2,419,596
51,280	Tupperware Brands Corp.	2,388,110
70,800	Wolverine World Wide, Inc.	1,927,176

		17,741,311

Commercial Staples — 2.9%
54,940	Alberto-Culver Co.	1,609,193
179,155	Del Monte Foods Co.	2,031,618

		3,640,811

Energy — 3.3%
184,730	Cal Dive International, Inc. (a)	1,396,559
68,520	Oil States International, Inc. (a)	2,692,151

		4,088,710

Financials — 14.7%
86,500	American Financial Group, Inc.	2,158,175
117,741	AMERISAFE, Inc. (a)	2,115,806
139,345	CNA Surety Corp. (a)	2,074,847
62,930	Harleysville Group, Inc.	2,000,545
78,625	Investment Technology Group, Inc. (a)	1,548,912
118,970	Knight Capital Group, Inc., Class A (a)	1,832,138
294,355	Meadowbrook Insurance Group, Inc.	2,178,227
45,705	ProAssurance Corp. (a)	2,454,816
52,525	StanCorp Financial Group, Inc.	2,102,050

		18,465,516

Shares	Security Description	Value
Health Care — 17.3%
111,100	American Medical Systems Holdings, Inc. (a)	$2,143,119
48,575	Chemed Corp.	2,330,143
45,025	Emergency Medical Services Corp. (a)	2,438,104
85,505	Endo Pharmaceuticals Holdings, Inc. (a)	1,753,708
94,460	Healthspring, Inc. (a)	1,663,441
133,505	Kindred Healthcare, Inc. (a)	2,464,502
35,410	Mednax, Inc. (a)	2,128,849
48,330	Owens & Minor, Inc.	2,074,807
94,940	Par Pharmaceutical Cos., Inc. (a)	2,569,076
31,755	Techne Corp.	2,177,123

		21,742,872

Industrials — 16.5%
87,810	Chart Industries, Inc. (a)	1,453,256
118,100	Deluxe Corp.	1,746,699
162,870	Dycom Industries, Inc. (a)	1,307,846
118,030	DynCorp International, Inc., Class A (a)	1,693,730
85,765	EMCOR Group, Inc. (a)	2,307,078
112,040	EnerSys (a)	2,450,315
145,530	GrafTech International, Ltd. (a)	2,262,991
293,322	Great Lakes Dredge & Dock Corp.	1,900,727
87,145	SYKES Enterprises, Inc. (a)	2,219,583
60,520	The Brink’s Co.	1,473,057
24,830	Valmont Industries, Inc.	1,947,913

		20,763,195

Materials — 4.9%
53,235	Koppers Holdings, Inc.	1,620,473
101,620	Pactiv Corp. (a)	2,453,107
42,245	Rock-Tenn Co., Class A	2,129,570

		6,203,150

See Notes to Financial Statements.

5

GOLDEN SMALL CAP CORE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2009

Shares	Security Description	Value
Technology — 22.4%
142,255	Acxiom Corp. (a)	$1,909,062
151,970	Arris Group, Inc. (a)	1,737,017
42,335	CACI International, Inc., Class A (a)	2,068,065
198,960	Emulex Corp. (a)	2,168,664
82,390	j2 Global Communications, Inc. (a)	1,676,636
182,705	NetScout Systems, Inc. (a)	2,674,801
128,070	QLogic Corp. (a)	2,416,681
275,705	S1 Corp. (a)	1,797,597
48,910	Silicon Laboratories, Inc. (a)	2,364,309
168,625	Skyworks Solutions, Inc. (a)	2,392,789
53,595	Tech Data Corp. (a)	2,500,743
122,565	Tekelec (a)	1,872,793
272,350	TIBCO Software, Inc. (a)	2,622,730

		28,201,887

Telecommunications — 1.8%
132,540	Syniverse Holdings, Inc. (a)	2,316,799

Utilities — 1.5%
61,495	Atmos Energy Corp.	1,807,953

Total Common Stock (Cost $110,351,431)		124,972,204

Total Investments — 99.4% (Cost $110,351,431)*		$124,972,204
Other Assets & Liabilities, Net — 0.6%		785,771

NET ASSETS — 100.0%		$125,757,975

(a)	Non-income producing security.

*	Cost of investments for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation on investments consists of:

Gross Unrealized Appreciation	$20,301,984
Gross Unrealized Depreciation	(5,681,211)

Net Unrealized Appreciation	$14,620,773

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009.

The inputs or methodology used for valuing securities are not necessarily and indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2 — Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$124,972,204
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total Investments	$124,972,204

The Level 1 inputs displayed in this table are Common Stock.

Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS % of Net Assets

Consumer Discretionary	14.1%
Commercial Staples	2.9%
Energy	3.3%
Financials	14.7%
Health Care	17.3%
Industrials	16.5%
Materials	4.9%
Technology	22.4%
Telecommunications	1.8%
Utilities	1.5%
Other Assets & Liabilities, Net	0.6%

100.0%

See Notes to Financial Statements.

6

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
ASSETS
Investments:
Investments, at cost	$157,799,525	$110,351,431
Net unrealized appreciation	20,211,258	14,620,773

Total investments, at value	$178,010,783	$124,972,204
Cash	2,192,545	861,061
Receivables:
Fund shares sold	70,778	40,841
Dividends and interest	155,680	37,055

Total Assets	180,429,786	125,911,161

LIABILITIES
Payables:
Dividends	2,312,776	—
Fund shares redeemed	91,864	47,933
Accrued Liabilities:
Investment adviser fees	96,277	104,763
Trustees’ fees and expenses	794	490

Total Liabilities	2,501,711	153,186

NET ASSETS	$177,928,075	$125,757,975

COMPONENTS OF NET ASSETS
Paid-in capital	$189,017,906	$209,776,640
Undistributed (distributions in excess of) net investment income	50,823	(243,780)
Accumulated net realized loss on investments	(31,351,912)	(98,395,658)
Net unrealized appreciation on investments	20,211,258	14,620,773

NET ASSETS	$177,928,075	$125,757,975

SHARES OF BENEFICIAL INTEREST AT $0.00 PAR VALUE (unlimited shares authorized)	18,939,726	15,272,698

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE	$9.39	$8.23

See Notes to Financial Statements.

7

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED DECEMBER 31, 2009

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
INVESTMENT INCOME
Dividend income (net foreign withholding taxes of $0 and $875, respectively)	$1,809,285	$478,893
Interest income	7	7

Total Investment Income	1,809,292	478,900

EXPENSES
Investment adviser fees	620,316	722,679
Trustees’ fees and expenses	3,280	2,432

Total Expenses	623,596	725,111
Expenses reimbursed	(3,280)	(2,431)

Net Expenses	620,316	722,680

NET INVESTMENT INCOME (LOSS)	1,188,976	(243,780)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(1,374,949)	(9,523,812)
Net change in unrealized appreciation on investments	29,284,460	32,080,795

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	27,909,511	22,556,983

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,098,487	$22,313,203

See Notes to Financial Statements.

8

STATEMENTS OF CHANGES IN NET ASSETS

	GOLDEN LARGE CAP CORE FUND		GOLDEN SMALL CAP CORE FUND
		SHARES		SHARES
NET ASSETS JUNE 30, 2008	$133,916,734		$209,709,149

OPERATIONS
Net investment income (loss)	2,237,485		(440,106)
Net realized loss on investments	(23,169,364)		(68,731,131)
Net change in unrealized depreciation on investments	(12,542,234)		(20,883,766)

Decrease in Net Assets Resulting from Operations	(33,474,113)		(90,055,003)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,801,342)		—

CAPITAL SHARE TRANSACTIONS
Sale of shares	98,310,920	11,977,189	98,873,776	11,599,277
Reinvestment of distributions	83,158	10,553	—	—
Redemption of shares	(36,816,031)	(4,444,165)	(87,157,702)	(11,682,703)

Increase (Decrease) in Net Assets from Capital Share Transactions	61,578,047	7,543,577	11,716,074	(83,426)

Increase (Decrease) in Net Assets	26,302,592		(78,338,929)

NET ASSETS JUNE 30, 2009 (Including line (a))	$160,219,326		$131,370,220

OPERATIONS
Net investment income (loss)	1,188,976		(243,780)
Net realized loss on investments	(1,374,949)		(9,523,812)
Net change in unrealized appreciation on investments	29,284,460		32,080,795

Increase in Net Assets Resulting from Operations	29,098,487		22,313,203

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(2,369,453)		—

CAPITAL SHARE TRANSACTIONS
Sale of shares	12,112,787	1,361,166	5,372,661	686,954
Reinvestment of distributions	56,677	6,036	—	—
Redemption of shares	(21,189,749)	(2,343,236)	(33,298,109)	(4,246,122)

Decrease in Net Assets from Capital Share Transactions	(9,020,285)	(976,034)	(27,925,448)	(3,559,168)

Increase (Decrease) in Net Assets	17,708,749		(5,612,245)

NET ASSETS DECEMBER 31, 2009 (Including line (b))	$177,928,075		$125,757,975

(a) Undistributed net investment income, June 30, 2009	$1,231,300		$—

(b) Undistributed (distributions in excess of) net investment income, December 31, 2009	$50,823		$(243,780)

See Notes to Financial Statements.

9

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

	Six Months Ended December 31, 2009	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	September 13, 2005 (a) through June 30, 2006
GOLDEN LARGE CAP CORE FUND
NET ASSET VALUE, Beginning of Period	$8.04	$10.82	$12.24	$10.31	$10.00

INVESTMENT OPERATIONS
Net investment income (b)	0.06	0.14	0.12	0.10	0.11
Net realized and unrealized gain (loss) on investments	1.42	(2.81)	(1.45)	1.88	0.23 (c)

Total from Investment Operations	1.48	(2.67)	(1.33)	1.98	0.34

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.13)	(0.11)	(0.09)	—	—
Net realized gains	—	—	— (d)	(0.05)	(0.03)

Total Distributions to Shareholders	(0.13)	(0.11)	(0.09)	(0.05)	(0.03)

NET ASSET VALUE, End of Period	$9.39	$8.04	$10.82	$12.24	$10.31

TOTAL RETURN (e)	18.35%	(24.65)%	(10.90)%	19.20%	3.39%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$177,928	$160,219	$133,917	$129,124	$21,563
Ratios to Average Net Assets (f):
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses (g)	0.70%	0.70%	0.70%	0.71%	0.72%
Net investment income (loss)	1.34%	1.66%	1.06%	0.89%	1.36%
PORTFOLIO TURNOVER RATE (e)	27%	40%	46%	56%	120%
GOLDEN SMALL CAP CORE FUND
NET ASSET VALUE, Beginning of Period	$6.98	$11.09	$13.60	$11.40	$10.00

INVESTMENT OPERATIONS
Net investment loss(b)	(0.01)	(0.02)	(0.04)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	1.26	(4.09)	(2.36)	2.24	1.41 (c)

Total from Investment Operations	1.25	(4.11)	(2.40)	2.20	1.40

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	—	—	—
Net realized investment gains	—	—	(0.11)	—	—

Total Distributions to Shareholders	—	—	(0.11)	—	—

NET ASSET VALUE, End of Period	$8.23	$6.98	$11.09	$13.60	$11.40

TOTAL RETURN (e)	17.91%	(37.06)%	(17.66)%	19.30%	14.00%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$125,758	$131,370	$209,709	$197,131	$24,837
Ratios to Average Net Assets (f):
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses (g)	1.10%	1.10%	1.11%	1.11%	1.11%
Net investment loss	(0.37)%	(0.28)%	(0.38)%	(0.30)%	(0.11)%
PORTFOLIO TURNOVER RATE (e)	27%	95%	72%	55%	41%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at that time.
(d)	Less than $0.01 per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

10

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Note 1. Organization

Golden Large Cap Core Fund and Golden Small Cap Core Fund (individually, a “Fund” and, collectively, the “Funds”), are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). As of December 31, 2009, the Trust had twenty-nine investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Institutional Shares and Investor Shares. As of December 31, 2009, Investor Shares had not commenced operations. Golden Large Cap Core Fund seeks to achieve long-term capital appreciation. Golden Small Cap Core Fund seeks to achieve maximum long-term total return. Each Fund commenced operations on September 13, 2005.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation–Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Funds value their investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Funds have a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1–quoted prices in active markets for identical assets

Level 2–other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

11

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Level 3–significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2009, for the Funds’ investments is included at the end of each Fund’s Schedule of Investments.

Securities Transactions, Investment Income and Realized Gain and Loss–Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders–Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by the Funds.

Federal Taxes–Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all their taxable income. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, each Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of June 30, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds’ Federal tax returns filed in the three-year period ended June 30, 2009, remain subject to examination by the Internal Revenue Service.

Commitments and Contingencies–In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Income and Expense Allocation–The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

12

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Note 3. Advisory Fees, Servicing Fees and Other Transactions with Related Parties

Investment Adviser–Golden Capital Management, LLC is the investment adviser (the “Adviser”) to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.70% and 1.10% of the average daily net assets of Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively. Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the Funds except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, extraordinary and non-recurring expenses and certain compensation expenses of the Trustees.

Distribution–Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor receives no compensation from the Funds for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Service Providers–Atlantic provides fund accounting, fund administration and transfer agency services to the Funds.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Funds, as well as certain additional compliance support functions.

Trustees and Officers–The Trust pays each independent Trustee an annual retainer fee of $40,000 for service to the Trust ($60,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2010, to limit total annual operating expenses to 0.70% for Institutional Shares and 0.95% for Investor Shares, of the average daily net assets of each respective class of the Golden Large Cap Core Fund. The Adviser also contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2010, to limit total annual operating expenses to 1.10% for Institutional Shares and 1.35% for Investor Shares of average daily net assets of each respective class of the Golden Small Cap Core Fund. For the six months ended December 31, 2009, fees waived and reimbursed were as follows:

Investment Adviser Reimbursement
Golden Large Cap Core Fund	$3,280
Golden Small Cap Core Fund	2,431

13

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the six months ended December 31, 2009, were as follows:

	Purchases	Sales
Golden Large Cap Core Fund	$46,050,695	$54,463,482
Golden Small Cap Core Fund	34,977,292	62,738,516

Note 6. Federal Income Tax and Investment Transactions

As of June 30, 2009, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation / Depreciation	Total
Golden Large Cap Core Fund	$1,231,300	$(29,699,817)	$(9,350,348)	$(37,818,865)
Golden Small Cap Core Fund	$—	$(84,657,678)	$(21,674,190)	$(106,331,868)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales and deferral of post October losses.

For tax purposes, the current year post-October losses (realized during the period November 1, 2008, through June 30, 2009) were $17,532,265 and $50,012,163 for Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively. These losses were recognized for tax purposes on the first business day of the Funds’ fiscal year, July 1, 2009.

Note 7. Recent Accounting Pronouncement

In June 2009, the Financial Accounting Standards Board (“FASB”) issued the “FASB Accounting Standard CodificationTM and the Hierarchy of Generally Accepted Accounting Principles” (“Codification”). The FASB approved the Codification as the single source of authoritative U.S. accounting and reporting standards for nongovernmental entities, in addition to guidance issued by the Securities and Exchange Commission (the “SEC”). All guidance contained in the Codification carries an equal level of authority. The Codification supersedes all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification has become nonauthoritative. The Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated the Codification and has determined that it did not have a significant impact on the reporting of the Funds’ financial statements.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those

14

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through February 17, 2010, and the Funds have noted no such events.

15

ADDITIONAL INFORMATION

DECEMBER 31, 2009

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling (800) 206-8610 and on the SEC’s website at www.sec.gov. The Funds’ proxy voting records for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 206-8610 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge and upon request, on the SEC’s website at www.sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009, through December 31, 2009.

Actual Expenses–The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes–The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is neither Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

16

ADDITIONAL INFORMATION

DECEMBER 31, 2009

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Year*	Annualized Expense Ratio*
Golden Large Cap Core Fund
Actual	$1,000.00	$1,183.47	$3.85	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Golden Small Cap Core Fund
Actual	$1,000.00	$1,179.08	$6.04	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the Funds’ annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

17

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

FOR MORE INFORMATION

Golden Large Cap Core Fund

Golden Small Cap Core Fund

Golden Funds

P.O. Box 588

Portland, ME 04112

(800) 206-8610

213-SAR-1209

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a) Included as part of report to stockholders under Item 1.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of directors from shareholders.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Forum Funds

By	/S/ STACEY E. HONG
Stacey E. Hong, Principal Executive Officer

Date	2/24/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/S/ STACEY E. HONG
Stacey E. Hong, Principal Executive Officer

Date	2/24/10

By	/S/ KAREN SHAW
Karen Shaw, Principal Financial Officer

Date	2/24/10